File Nos. 33-79166, 811-8522
                                              Filed under Rule 497 (c)

                           EQUI-SELECT SERIES TRUST
                               909 LOCUST STREET
                            DES MOINES, IOWA 50309

                               ----------------

  Equi-Select Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of nine series (the "Portfolios"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. The nine Portfolios are: Advantage Portfolio, Growth & Income Portfolio, International Fixed Income Portfolio, Money Market Portfolio, Mortgage-Backed Securities Portfolio, OTC Portfolio, Research Portfolio, Total Return Portfolio and Value + Growth Portfolio. These Portfolios are currently available to the public only through certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Equitable Life Insurance Company of Iowa and/or its affiliated life insurance companies (collectively, the "Life Companies").

  This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated May 1, 1998, as amended, is available without charge upon request and may be obtained by calling Equitable Life Insurance Company of Iowa at (800) 344-6864 or by writing to Equitable Life Insurance Company of Iowa, P.O. Box 9271, Des Moines, Iowa 50306-9271. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a Web site (http:\\www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Trust.

                               ----------------

PURCHASERS SHOULD BE AWARE THAT AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS
    NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE
                      NET ASSET VALUE OF $1.00 PER SHARE.

                               ----------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                         Prospectus Dated May 1, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY....................................................................   1
  The Trust................................................................   1
  Investment Adviser and Sub-Advisers......................................   1
  The Portfolios...........................................................   1
  Investment Risks.........................................................   3
  Sales and Redemptions....................................................   3
FINANCIAL HIGHLIGHTS.......................................................   4
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.......................  14
  Portfolios Seeking Current Income........................................  14
    Advantage Portfolio....................................................  14
    Money Market Portfolio.................................................  22
    Mortgage-Backed Securities Portfolio...................................  25
  Portfolios Seeking Capital Growth........................................  27
    OTC Portfolio..........................................................  27
    Research Portfolio.....................................................  30
    Value + Growth Portfolio...............................................  31
  Portfolios Seeking Total Return..........................................  33
    International Fixed Income Portfolio...................................  33
    Total Return Portfolio.................................................  35
    Growth & Income Portfolio..............................................  37
MANAGEMENT OF THE TRUST....................................................  39
  Investment Adviser.......................................................  39
  Expenses of the Trust....................................................  40
  Sub-Advisers.............................................................  40
SALES AND REDEMPTIONS......................................................  43
NET ASSET VALUE............................................................  43
PERFORMANCE INFORMATION....................................................  44
TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS...................................  45
YEAR 2000..................................................................  46
ADDITIONAL INFORMATION.....................................................  46
APPENDIX................................................................... A-1

                                    SUMMARY

THE TRUST

  The Trust is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated May 11, 1994. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

  Each Portfolio has distinct investment objectives and policies. (See "Investment Objectives and Policies of the Portfolios.") Additional Portfolios may be added to the Trust in the future. This Prospectus will be supplemented to reflect the addition of new Portfolios.

INVESTMENT ADVISER AND SUB-ADVISERS

  Subject to the authority of the Board of Trustees of the Trust, Directed Services, Inc. (the "Adviser") serves as the Trust's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Sub-Advisers for certain of the Portfolios to make investment decisions and place orders. The Sub-Advisers for these Portfolios are:

          SUB-ADVISER                         NAME OF PORTFOLIO
          -----------                         -----------------
Baring International Investment Limited   International Fixed Income
Massachusetts Financial Services Company  OTC
                                          Research
                                          Total Return
Robertson, Stephens & Company Investment
 Management, L.P.                         Growth & Income
                                          Value + Growth

For additional information concerning the Adviser and the Sub-Advisers, including a description of advisory and sub-advisory fees, see "Management of the Trust."

THE PORTFOLIOS

  ADVANTAGE PORTFOLIO. The Advantage Portfolio seeks current income with a very low degree of share-price fluctuation. The Portfolio invests primarily in ultra short-term, investment-grade debt obligations, and its average effective maturity will normally be one year or less.

  GROWTH & INCOME PORTFOLIO. The Growth & Income Portfolio seeks long-term total return by investing in equity securities and debt securities, focusing on small- and mid-cap companies that offer the potential for capital appreciation, current income, or both.

  INTERNATIONAL FIXED INCOME PORTFOLIO. The International Fixed Income Portfolio seeks to provide high total return. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in fixed income securities of global issuers located in at least three different countries, including the United States. Under normal conditions, the Portfolio's Sub-Adviser expects that the Portfolio generally will be invested in at least six different countries, including the United States, although the Portfolio may at times as a temporary defensive measure invest all of its assets in a single country.

  MONEY MARKET PORTFOLIO. The Money Market Portfolio seeks to achieve maximum current income, consistent with the preservation of capital and the maintenance of liquidity. The Portfolio will seek to achieve this objective by investing exclusively in certain U.S. dollar-denominated money market instruments maturing in 397 days or less.

  MORTGAGE-BACKED SECURITIES PORTFOLIO. The Mortgage-Backed Securities Portfolio seeks to obtain a high current return, consistent with safety of principal, by investing, under normal conditions, at least 65% of the

Portfolio's total assets in mortgage-backed securities including those representing an undivided ownership interest in a pool of mortgages, e.g., Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") Certificates.

  OTC PORTFOLIO. The primary investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. The Portfolio is intended for investors who understand and are willing to accept the risks entailed in seeking long-term growth of capital. The Portfolio may invest 20% or more of its net assets in foreign securities (not including American Depositary Receipts ("ADRs"); however, under normal market conditions, the Portfolio expects to invest less than 35% of its net assets in foreign securities. The Portfolio may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest a portion of its assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  RESEARCH PORTFOLIO. The Research Portfolio seeks to provide long-term growth of capital and future income by investing a substantial portion of its assets in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. The Portfolio may invest up to 20% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities (not including ADRs). (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest up to 10% of its net assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  TOTAL RETURN PORTFOLIO. The Total Return Portfolio primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. The Portfolio's secondary objective is to take advantage of opportunities for growth of capital and income. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities, which include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities. The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (not including ADRs). (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest a portion of its assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  VALUE + GROWTH PORTFOLIO. The Value + Growth Portfolio seeks capital appreciation by investing primarily in growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the potential for above-average returns.

  The investment objectives of a Portfolio and policies and restrictions specifically cited as fundamental may not be changed without the approval of a majority of the outstanding shares of that Portfolio. Other investment policies and practices described in this Prospectus and the SAI are not fundamental, and the Board of Trustees may change them without shareholder approval. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. There is no assurance that a Portfolio will meet its stated objective.

INVESTMENT RISKS

  The value of a Portfolio's shares will fluctuate with the value of the underlying securities in its portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain of the Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. The Portfolios may have higher-than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs.

  The investment strategies and portfolio investments of the Growth & Income Portfolio and Value + Growth Portfolio will differ from those of most other mutual funds. Robertson, Stephens & Company Investment Management, L.P., the Sub-Adviser to each of these two Portfolios, seeks aggressively to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. When Robertson, Stephens & Company Investment Management, L.P. identifies such an investment opportunity, it may devote more of a Portfolio's assets to pursuing that opportunity, or at different times, than many other mutual funds, and may select investments for a Portfolio that would be inappropriate for less aggressive mutual funds.

SALES AND REDEMPTIONS

  The Trust sells shares only to the separate accounts of the Life Companies as a funding vehicle for the Variable Contracts offered by the Life Companies. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the separate accounts of the Life Companies, and therefore, are ultimately borne by Variable Contract owners. In addition, other fees and expenses are assessed by the Life Companies at the separate account level. (See the Prospectus for the Variable Contract for a description of all fees and charges relating to the Variable Contract.)

                             FINANCIAL HIGHLIGHTS
                           EQUI-SELECT SERIES TRUST

  The following tables which have been audited by Ernst & Young LLP, independent auditors, include selected data, derived from the Financial Statements, for a share outstanding throughout the period shown for each of the Portfolios at December 31, 1997. The tables should be read in conjunction with the Financial Statements and notes thereto included in the Trust's Annual Report to Contractholders which is incorporated by reference in the Statement of Additional Information. The Financial Statements of the Trust at December 31, 1997, are incorporated herein by reference in reliance upon the report of Ernst & Young LLP such report given upon the authority of such firm as experts in accounting and auditing.

  Further information about the performance of the Trust is contained in the Trust's December 31, 1997 Annual Report which may be obtained without charge by calling Equitable Life Insurance Company of Iowa at (800) 344-6864.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
                           MONEY MARKET PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                              Year Ended   Year Ended   Year Ended  Period Ended
                               12/31/97     12/31/96     12/31/95    12/31/94*
                              -----------  -----------  ----------  ------------
Net asset value, beginning
 of period..................        $1.00        $1.00       $1.00       $1.00
                              -----------  -----------  ----------    --------
INCOME FROM INVESTMENT OPER-
 ATIONS:
Net investment income(1)....         0.05         0.05        0.05        0.01
Net realized and unrealized
 gain on investments........           --           --          --          --
                              -----------  -----------  ----------    --------
Total from investment opera-
 tions......................         0.05         0.05        0.05        0.01
                              -----------  -----------  ----------    --------
LESS DISTRIBUTIONS:
Distributions from net in-
 vestment income............        (0.05)       (0.05)      (0.05)      (0.01)
Net capital gains distribu-
 tions......................           --           --          --          --
                              -----------  -----------  ----------    --------
Total distributions.........        (0.05)       (0.05)      (0.05)      (0.01)
                              -----------  -----------  ----------    --------
Net asset value, end of pe-
 riod.......................        $1.00        $1.00       $1.00       $1.00
                              ===========  ===========  ==========    ========
Total Return(2).............        5.02%        4.84%       5.19%       1.06%
                              ===========  ===========  ==========    ========
RATIOS AND SUPPLEMENTAL DA-
 TA:
Net assets, end of period...  $35,594,367  $19,152,332  $5,742,264    $446,684
Ratio of operating expenses
 (with reimbursement) to
 average net assets(1)(3)...        0.68%        0.68%       0.72%       0.75%
Ratio of operating expenses
 (without reimbursement) to
 average net assets(1)(3)...        0.71%        1.11%       2.59%      23.22%
Ratio of net investment in-
 come to average net as-
 sets(3)....................        5.06%        4.76%       5.11%       4.66%
Net investment income (loss)
 (without reimburse-
 ment)(1)(3)................        $0.05        $0.04       $0.04      $(0.03)

-------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
                    MORTGAGE BACKED SECURITIES PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                              Year Ended   Year Ended   Year Ended  Period Ended
                               12/31/97     12/31/96     12/31/95    12/31/94*
                              -----------  -----------  ----------  ------------
Net asset value, beginning
 of period..................       $10.59       $10.84       $9.90       $10.00
                              -----------  -----------  ----------   ----------
INCOME (LOSS) FROM INVEST-
 MENT OPERATIONS:
Net investment income(1)....         0.51         0.58        0.52         0.15
Net realized and unrealized
 gain (loss) on
 investments................         0.26        (0.22)       1.05        (0.10)
                              -----------  -----------  ----------   ----------
Total from investment opera-
 tions......................         0.77         0.36        1.57         0.05
                              -----------  -----------  ----------   ----------
LESS DISTRIBUTIONS:
Distributions from net in-
 vestment income............        (0.51)       (0.58)      (0.52)       (0.15)
Net capital gains distribu-
 tions......................           --        (0.03)      (0.11)          --
                              -----------  -----------  ----------   ----------
Total distributions.........        (0.51)       (0.61)      (0.63)       (0.15)
                              -----------  -----------  ----------   ----------
Net asset value, end of pe-
 riod.......................       $10.85       $10.59      $10.84        $9.90
                              ===========  ===========  ==========   ==========
Total Return(2).............        7.25%        3.39%      15.92%        0.50%
                              ===========  ===========  ==========   ==========
RATIOS AND SUPPLEMENTAL DA-
 TA:
Net assets, end of period...  $17,567,477  $11,137,688  $8,655,378   $4,976,609
Ratio of operating expenses
 (with reimbursement) to
 average net assets(1)(3)...        1.25%        1.25%       0.90%        0.75%
Ratio of operating expenses
 (without reimbursement) to
 average net assets(1)(3)...        1.49%        1.67%       1.99%        2.43%
Ratio of net investment
 income to average net
 assets(3)..................        5.66%        5.69%       6.26%        6.33%
Net investment income
 (without
 reimbursement)(1)(3).......        $0.49        $0.54       $0.43        $0.11
Portfolio turnover rate(4)..          27%          19%         34%          52%

-------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** BEA Associates became the sub-advisor to the Portfolio in April, 1995. EISI took over management of the Portfolio in June, 1995.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
                     INTERNATIONAL FIXED INCOME PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                              Year Ended   Year Ended   Year Ended  Period Ended
                               12/31/97     12/31/96     12/31/95    12/31/94*
                              -----------  -----------  ----------  ------------
Net asset value, beginning
 of period..................       $10.88       $11.09      $10.02       $10.00
                              -----------  -----------  ----------   ----------
INCOME (LOSS) FROM INVEST-
 MENT OPERATIONS:
Net investment income(1)....         0.43         0.53        0.41         0.15
Net realized and unrealized
 gain (loss) on
 investments................        (0.35)        0.02        1.24        (0.05)
                              -----------  -----------  ----------   ----------
Total from investment opera-
 tions......................         0.08         0.55        1.65         0.10
                              -----------  -----------  ----------   ----------
LESS DISTRIBUTIONS:
Distributions from net in-
 vestment income............        (0.47)       (0.58)      (0.47)       (0.08)
Net capital gains distribu-
 tions......................        (0.02)       (0.18)      (0.11)          --
Distributions in excess of
 net capital gains..........        (0.06)          --          --           --
                              -----------  -----------  ----------   ----------
Total distributions.........        (0.55)       (0.76)      (0.58)       (0.08)
                              -----------  -----------  ----------   ----------
Net asset value, end of pe-
 riod.......................       $10.41       $10.88      $11.09       $10.02
                              ===========  ===========  ==========   ==========
Total Return(2).............        0.64%        5.05%      15.81%        1.01%
                              ===========  ===========  ==========   ==========
RATIOS AND SUPPLEMENTAL DA-
 TA:
Net assets, end of period...  $12,133,028  $10,746,781  $8,556,253   $5,062,830
Ratio of operating expenses
 (with reimbursement) to
 average net assets(1)(3)...        1.60%        1.60%       1.00%        0.75%
Ratio of operating expenses
 (without reimbursement) to
 average net assets(1)(3)...        1.83%        1.94%       2.13%        2.53%
Ratio of net investment
 income to average net
 assets(3)..................        4.22%        4.73%       5.94%        5.93%
Net investment income
 (without
 reimbursement)(1)(3).......        $0.41        $0.49       $0.31        $0.10
Portfolio turnover rate(4)..          69%         113%         89%           6%

-------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
                                 OTC PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                              Year Ended   Year Ended   Year Ended  Period Ended
                               12/31/97     12/31/96     12/31/95    12/31/94*
                             ------------  -----------  ----------  ------------
Net asset value, beginning
 of period.................        $13.82       $12.08      $10.36       $10.00
                             ------------  -----------  ----------   ----------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
Net investment (loss)(1)...         (0.05)       (0.03)      (0.02)          --
Net realized and unrealized
 gain on investments.......          2.76         2.52        3.07         0.36
                             ------------  -----------  ----------   ----------
Total from investment
 operations................          2.71         2.49        3.05         0.36
                             ------------  -----------  ----------   ----------
LESS DISTRIBUTIONS:
Distributions from net
 investment income.........            --           --          --           --
Net capital gains
 distributions.............         (0.71)       (0.75)      (1.33)          --
                             ------------  -----------  ----------   ----------
Total distributions........         (0.71)       (0.75)      (1.33)          --
                             ------------  -----------  ----------   ----------
Net asset value, end of
 period....................        $15.82       $13.82      $12.08       $10.36
                             ============  ===========  ==========   ==========
Total Return(2)............        19.67%       20.68%      29.23%        3.59%
                             ============  ===========  ==========   ==========
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of period..  $110,280,165  $43,321,580  $9,054,622   $1,695,685
Ratio of operating expenses
 (with reimbursement) to
 average net assets(1)(3)..         0.99%        1.35%       1.07%        0.75%
Ratio of operating expenses
 (without reimbursement) to
 average net assets(1)(3)..         0.99%        1.35%       2.52%        7.10%
Ratio of net investment
 income (loss) to average
 net assets(3).............       (0.44)%      (0.63)%     (0.22)%        0.16%
Net investment (loss)
 (without
 reimbursement)(1)(3)......        $(0.05)      $(0.03)     $(0.10)      $(0.12)
Portfolio turnover
 rate(4)...................          141%         122%        111%           6%
Average commission rate
 paid(5)...................       $0.0496      $0.0402          --           --

-------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
                              RESEARCH PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                             Year Ended   Year Ended   Year Ended   Period Ended
                              12/31/97     12/31/96     12/31/95     12/31/94*
                            ------------  -----------  -----------  ------------
Net asset value, beginning
 of period................        $15.43       $12.88        $9.59       $10.00
                            ------------  -----------  -----------   ----------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
Net investment income(1)..          0.03           --         0.03         0.09
Net realized and
 unrealized gain (loss) on
 investments..............          3.08         3.00         3.48        (0.41)
                            ------------  -----------  -----------   ----------
Total from investment
 operations...............          3.11         3.00         3.51        (0.32)
                            ------------  -----------  -----------   ----------
LESS DISTRIBUTIONS:
Distributions from net
 investment income........         (0.03)        0.00#       (0.03)       (0.09)
Net capital gains
 distributions............         (0.57)       (0.45)       (0.19)          --
                            ------------  -----------  -----------   ----------
Total distributions.......         (0.60)       (0.45)       (0.22)       (0.09)
                            ------------  -----------  -----------   ----------
Net asset value, end of
 period...................        $17.94       $15.43       $12.88        $9.59
                            ============  ===========  ===========   ==========
Total Return(2)...........        20.12%       23.37%       36.58%      (3.22)%
                            ============  ===========  ===========   ==========
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of
 period...................  $240,114,529  $75,178,842  $16,185,802   $1,626,521
Ratio of operating
 expenses (with
 reimbursement) to average
 net assets(1)(3).........         0.96%        1.31%        1.12%        0.75%
Ratio of operating
 expenses (without
 reimbursement) to average
 net assets(1)(3).........         0.96%        1.31%        2.48%        7.48%
Ratio of net investment
 income to average net
 assets(3)................         0.26%        0.05%        0.58%        4.65%
Net investment income
 (loss) (without
 reimbursement)(1)(3).....         $0.03           --       $(0.04)      $(0.04)
Portfolio turnover
 rate(4)..................           80%          68%          83%          85%
Average commission rate
 paid(5)..................       $0.0476      $0.0281           --           --

-------
(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
#   Amount is less than $0.003 per share.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
                            TOTAL RETURN PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                             Year Ended   Year Ended   Year Ended   Period Ended
                              12/31/97     12/31/96     12/31/95     12/31/94*
                            ------------  -----------  -----------  ------------
Net asset value, beginning
 of period................        $13.15       $11.90       $ 9.76       $10.00
                            ------------  -----------  -----------   ----------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
Net investment income(1)..          0.32         0.26         0.21         0.09
Net realized and
 unrealized gain (loss) on
 investments..............          2.42         1.37         2.19        (0.24)
                            ------------  -----------  -----------   ----------
Total from investment
 operations...............          2.74         1.63         2.40        (0.15)
                            ------------  -----------  -----------   ----------
LESS DISTRIBUTIONS:
Distributions from net
 investment income........         (0.25)       (0.26)       (0.21)       (0.09)
Net capital gains
 distributions............         (0.28)       (0.12)       (0.05)          --
                            ------------  -----------  -----------   ----------
Total distributions.......         (0.53)       (0.38)       (0.26)       (0.09)
                            ------------  -----------  -----------   ----------
Net asset value, end of
 period...................        $15.36       $13.15       $11.90       $ 9.76
                            ============  ===========  ===========   ==========
Total Return(2)...........        20.89%       13.70%       24.51%      (1.47)%
                            ============  ===========  ===========   ==========
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of
 period...................  $175,896,539  $57,301,963  $15,502,907   $1,298,365
Ratio of operating
 expenses (with
 reimbursement) to average
 net assets(1)(3).........         0.97%        1.25%        1.11%        0.75%
Ratio of operating
 expenses (without
 reimbursement) to average
 net assets(1)(3).........         0.97%        1.25%        2.36%        8.31%
Ratio of net investment
 income to average net
 assets(3)................         3.31%        3.29%        3.88%        4.58%
Net investment income
 (loss) (without
 reimbursement)(1)(3).....         $0.32        $0.26        $0.14       $(0.06)
Portfolio turnover
 rate(4)..................           98%         131%          89%          45%
Average commission rate
 paid(5)..................       $0.0563      $0.0510           --           --

-------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
                             ADVANTAGE PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                              Year Ended   Year Ended   Year Ended  Period Ended
                               12/31/97     12/31/96     12/31/95    12/31/94*
                              -----------  -----------  ----------  ------------
Net asset value, beginning
 of period..................       $10.41       $10.18       $9.98       $10.00
                              -----------  -----------  ----------   ----------
INCOME (LOSS) FROM INVEST-
 MENT OPERATIONS:
Net investment income(1)....         0.61         0.40        0.71         0.12
Net realized and unrealized
 gain (loss) on
 investments................        (0.01)        0.22        0.20        (0.02)
                              -----------  -----------  ----------   ----------
Total from investment opera-
 tions......................         0.60         0.62        0.91         0.10
                              -----------  -----------  ----------   ----------
LESS DISTRIBUTIONS:
Distributions from net in-
 vestment income............        (0.48)       (0.38)      (0.71)       (0.12)
Net capital gains distribu-
 tions......................           --        (0.01)         --           --
                              -----------  -----------  ----------   ----------
Total distributions.........        (0.48)       (0.39)      (0.71)       (0.12)
                              -----------  -----------  ----------   ----------
Net asset value, end of pe-
 riod.......................       $10.53       $10.41      $10.18        $9.98
                              ===========  ===========  ==========   ==========
Total Return(2).............        5.71%        6.06%       9.18%        0.99%
                              ===========  ===========  ==========   ==========
RATIOS AND SUPPLEMENTAL DA-
 TA:
Net assets, end of period...  $17,857,810  $14,488,590  $5,990,065   $3,449,166
Ratio of operating expenses
 (with reimbursement) to
 average net assets(1)(3)...        0.80%        0.80%       0.77%        0.75%
Ratio of operating expenses
 (without reimbursement) to
 average net assets(1)(3)...        1.11%        1.55%       2.13%        3.06%
Ratio of net investment
 income to average net
 assets(3)..................        5.79%        5.86%       8.56%        5.32%
Net investment income
 (without
 reimbursement)(1)(3).......        $0.58        $0.35       $0.60        $0.07
Portfolio turnover rate(4)..         116%          85%        166%          94%

-------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** Strong Capital Management, Inc. became the sub-advisor to the Portfolio in October, 1994. EISI took over management of the Portfolio on April 1, 1996.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
                           VALUE + GROWTH PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                     Year Ended   Period Ended
                                                      12/31/97     12/31/96*
                                                     -----------  ------------
Net asset value, beginning of period................      $11.43       $10.00
                                                     -----------  -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss)(1)............................       (0.04)       (0.04)
Net realized and unrealized gain on investments.....        1.83         1.59
                                                     -----------  -----------
Total from investment operations....................        1.79         1.55
                                                     -----------  -----------
LESS DISTRIBUTIONS:
Distributions from net investment income............          --           --
Net capital gains distributions.....................          --        (0.12)
                                                     -----------  -----------
Total distributions.................................          --        (0.12)
                                                     -----------  -----------
Net asset value, end of period......................      $13.22       $11.43
                                                     ===========  ===========
Total Return(2).....................................      15.69%       15.49%
                                                     ===========  ===========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period........................... $80,056,236  $19,721,864
Ratio of operating expenses (with reimbursement) to
 average net assets(1)(3)...........................       1.20%        1.70%
Ratio of operating expenses (without reimbursement)
 to average net assets(1)(3)........................       1.20%        1.90%
Ratio of net investment (loss) to average net as-
 sets(3)............................................     (0.50)%      (0.90)%
Net investment (loss) (without reimburse-
 ment)(1)(3)........................................      $(0.04)      $(0.05)
Portfolio turnover rate(4)..........................        224%         143%
Average commission rate paid(5).....................     $0.0570      $0.0523

--------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
* For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
                           GROWTH & INCOME PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                      Year Ended   Period Ended
                                                       12/31/97     12/31/96*
                                                     ------------  ------------
Net asset value, beginning of period...............        $12.59       $10.00
                                                     ------------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)...........................          0.13         0.02
Net realized and unrealized gain on investments....          3.02         2.61
                                                     ------------  -----------
Total from investment operations...................          3.15         2.63
                                                     ------------  -----------
LESS DISTRIBUTIONS:
Distributions from net investment income...........         (0.11)       (0.02)
Net capital gains distributions....................         (1.16)       (0.02)
                                                     ------------  -----------
Total distributions................................         (1.27)       (0.04)
                                                     ------------  -----------
Net asset value, end of period.....................        $14.47       $12.59
                                                     ============  ===========
Total Return(2)....................................        25.15%       26.19%
                                                     ============  ===========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period..........................  $133,861,119  $42,400,808
Ratio of operating expenses (with reimbursement) to
 average net assets(1)(3)..........................         1.12%        1.64%
Ratio of operating expenses (without reimbursement)
 to average net assets(1)(3).......................         1.12%        1.64%
Ratio of net investment income to average net as-
 sets(3)...........................................         1.23%        0.38%
Net investment income (without reimburse-
 ment)(1)(3).......................................         $0.13        $0.02
Portfolio turnover rate(4).........................          227%         115%
Average commission rate paid(5)....................       $0.0577      $0.0551

--------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
* For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

             INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

  Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies as described below. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. An investment in a single Portfolio should not be considered a complete investment program. The investment objective(s) and policies of each Portfolio, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. Such changes may result in a Portfolio having an investment objective(s) which differs from that which an investor may have considered at the time of investment. There is no assurance that any Portfolio will achieve its objective(s). United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolios intend to comply with the requirements of these Regulations.

  In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

  Except as otherwise noted herein, if the securities rating of a debt security held by a Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Adviser or Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

  In implementing its investment objectives and policies, each Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the Appendix and the SAI. With respect to each Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is also contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Trust reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

PORTFOLIOS SEEKING CURRENT INCOME

 ADVANTAGE PORTFOLIO

  The Advantage Portfolio seeks current income with a very low degree of share-price fluctuation.

  The Portfolio invests primarily in ultra short-term investment grade debt obligations. The Portfolio is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest principal fluctuation in order to achieve that objective. Because its share price will vary, the Portfolio is not an appropriate investment for those whose primary objective is absolute principal stability.

  The Portfolio's investments include a combination of high-quality money market instruments, as well as securities with longer maturities and debt obligations of lower quality. Under normal market conditions, it is anticipated that the Portfolio will maintain an average effective portfolio maturity of one year or less.

  Under normal market conditions, at least 75% of the Portfolio's total assets will be invested in investment-grade debt obligations which generally include a range of obligations from those in the highest rating category to those rated medium-quality (e.g., BBB- or higher by Standard & Poor's Ratings Services or "S&P") by at least one of the NRSROs. The Portfolio may also invest up to 25% of its total assets in non-investment-grade debt obligations that are rated in the fifth-highest rating category (e.g., BB by S&P) by at least one of the NRSROs or unrated securities of comparable quality. In general, non-investment-grade securities are regarded as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal. However, because these securities compose the tier immediately below investment-grade, they are considered the least speculative non-investment-grade securities. (See "Investment Policies and Risks--Advantage Portfolio" and "Fundamentals of Fixed-Income Investing--Advantage Portfolio--Credit Quality.")

FUNDAMENTALS OF FIXED INCOME INVESTING--ADVANTAGE PORTFOLIO

  The return and risk potential of the Advantage Portfolio depends in part on the maturity and credit-quality characteristics of the underlying investments in its portfolio. In general, longer-maturity fixed income securities carry higher yields and greater price volatility than shorter-term fixed income securities. Similarly, fixed income securities issued by less creditworthy entities tend to carry higher yields than those with higher credit ratings. (See "Investment Policies and Risks--Advantage Portfolio" for a more detailed discussion of the principles and risks associated with fixed-income securities.)

  Issuers of debt obligations have a contractual obligation to pay interest at a specified rate ("coupon rate") on specified dates and to repay principal ("face value" or "par value") on a specified maturity date. Certain debt obligations (usually intermediate- and long-term obligations) have provisions that allow the issuer to redeem or "call" the obligation before its maturity. Issuers are most likely to call such debt obligations during periods of falling interest rates. As a result, the Advantage Portfolio may be required to invest the unanticipated proceeds of the called obligations at lower interest rates, which may cause the Portfolio's income to decline.

  Although the net asset value of the Advantage Portfolio is expected to fluctuate, the Adviser actively manages the Portfolio and adjusts its average portfolio maturity according to its interest rate outlook while seeking to avoid or reduce, to the extent possible, any negative changes in net asset value.

  When the Adviser determines market conditions warrant a temporary defensive position, the Advantage Portfolio may invest without limitation in cash and short-term fixed income securities.

  PRICE VOLATILITY. The market value of debt obligations is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines. A fund portfolio consisting primarily of debt obligations will react similarly to changes in interest rates.

  MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation. Notes, whose original maturities are two years or less, are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

  Maturity may be calculated in several ways. In determining the Advantage Portfolio's weighted average portfolio maturity, the Portfolio will consider a security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand.

  The Advantage Portfolio's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Portfolio's portfolio, except that (i) variable-rate securities are deemed to mature at the next interest-rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put-exercise date, (iii) the maturity of mortgage-backed securities is determined on an "expected life" basis, and (iv) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have.

  The Advantage Portfolio's average "effective portfolio maturity" will be calculated in nearly the same manner as average portfolio maturity, which is explained above. However, for the purpose of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

  CREDIT QUALITY. The values of the debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of an obligation, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

  In conducting its credit research and analysis, the Adviser considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Adviser also relies, in part, on credit ratings compiled by a number of NRSROs. See the SAI for a description of bond ratings.

  INVESTMENT-GRADE DEBT OBLIGATIONS. Debt obligations rated in the highest-through the medium-quality categories are commonly referred to as "investment-grade" debt obligations and include the following:

  . U.S. government securities (See "Types of Portfolio Securities-- Government Securities" below);

  . commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);

  . short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);

  . short-term bank obligations in one of the three highest categories by any NRSRO (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;

  . bonds or bank obligations rated in one of the four highest rating categories (e.g., rated BBB- or higher by S&P);

  . unrated debt obligations determined by the Adviser to be of comparable quality; and

  .  repurchase agreements involving investment-grade debt obligations.

  Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment-grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

  All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser to consider what action, if any, the Advantage Portfolio should take consistent with its investment objective.

  HIGH-YIELD (HIGH-RISK) SECURITIES. High-yield (high-risk) securities, also referred to as "junk bonds," are those securities that are rated lower than investment-grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment-grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

  . substantial market-price volatility resulting from changes in interest rates, changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;

  . greater sensitivity of highly leveraged issuers to adverse economic changes and individual-issuer developments;

  .  subordination to the prior claims of other creditors;

  . additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and

  . adverse publicity and changing investor perceptions about these securities.

  As with any other asset in the Advantage Portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of the Portfolio. In addition, by investing in lower-quality securities the Advantage Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield, high-risk securities will be more dependent on the Adviser's credit analysis than generally would be the case with investments in investment-grade securities.

  The market for high-yield (high-risk) securities initially grew during a period of economic expansion and has experienced mixed results thereafter. It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by the Trust's Board of Trustees. Judgment may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and the Advantage Portfolio's ability to sell particular securities.

INVESTMENT POLICIES AND RISKS--ADVANTAGE PORTFOLIO

  In addition to the investment policies described above (and subject to certain restrictions described herein), the Advantage Portfolio may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Appendix and the SAI.

DEBT OBLIGATIONS

  The Advantage Portfolio may invest in any debt obligations. The Advantage Portfolio's authority to invest in certain types of debt obligations may be restricted or subject to objective investment criteria, as described above.

  TYPES OF OBLIGATIONS. Debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic and foreign banks and their subsidiaries and branches, and domestic savings and loan associations (in amounts in excess of the insurance coverage (currently $100,000 per account) provided by the Federal Deposit Insurance Corporation); (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities--debt obligations of corporations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks--securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (ix) U.S. government securities; (x) mortgage-backed securities, collateralized mortgage obligations, and similar securities; and (xi) municipal obligations.

  GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued or guaranteed by government agencies or instrumentalities include the following:

  . the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

  . the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

  . the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

  . the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

  Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

  MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various type of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. (See "Appendix.")

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Advantage Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Advantage Portfolio purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Advantage Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  LOAN INTERESTS. The Advantage Portfolio may invest a portion of its assets in loan interests, which are interests in amounts owned by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by the Advantage Portfolio may have a maturity of any number of days or years and may be secured or unsecured. Loan interests, which may take the form of participation interests in, assignments of, or novations of a loan, may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any NRSROs and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

FOREIGN SECURITIES AND CURRENCIES

  The Advantage Portfolio may invest up to 25% of its total assets directly in foreign securities. The Advantage Portfolio may also invest in foreign securities through depositary receipts without regard to this limitation. However, the Adviser currently intends to invest not more than 25% of the Advantage Portfolio's total assets in foreign securities, including both direct investments and investments made through depositary receipts. Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  Foreign investments involve special risks, including:

  . expropriation, confiscatory taxation, and withholding taxes on dividends and interest;

  . less extensive regulation of foreign brokers, securities markets, and issuers;

  .  less publicly available information and different accounting standards;

  . costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and

  .  diplomatic developments and political or social instability.

  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Advantage Portfolio generally invests only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing. Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Advantage Portfolio could to a certain extent be significantly affected by changes in foreign currency exchange rates. The value of the Advantage Portfolio's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

  The Advantage Portfolio may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose. (See "Derivative Instruments.")

REPURCHASE AGREEMENTS

  The Advantage Portfolio may enter into repurchase agreements with certain banks and non-bank dealers. (See "Appendix--Repurchase Agreements.") The Advantage Portfolio will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days. (See "Illiquid Securities" below.)

DERIVATIVE INSTRUMENTS

  The Advantage Portfolio may use derivative instruments for any lawful purpose, including hedging, risk management, or enhancing returns, but not for speculation. Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, for example, securities, reference indexes, or commodities. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. In addition to options, futures, and options on futures transactions, derivative transactions may include short sales against the box, in which the Advantage Portfolio sells a security it owns for delivery at a future date; swaps in which the two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; and interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor." Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities. (See "Appendix" and the SAI for further information with respect to these investments and transactions.)

  In connection with its futures and options on futures transactions, the Advantage Portfolio is subject to certain restrictions on such transactions under the Commodity Exchange Act and, accordingly, the Advantage Portfolio will use futures and options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act). However, the Advantage Portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Portfolio's net assets. In addition, the Advantage Portfolio follows certain other restrictions concerning its options, futures, and options on futures transactions and, accordingly, (i) the aggregate value of securities that underlie call options on securities written by the Portfolio or obligations that underlie put options on securities written by the Portfolio, determined as of the date the options are written, will not exceed 50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) the Advantage Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Portfolio's total assets.

WHEN-ISSUED SECURITIES

  The Advantage Portfolio may invest without limitation in securities purchased on a when-issued or delayed delivery basis. (See "Appendix--When Issued Securities and Delayed Delivery Transactions.")

ILLIQUID SECURITIES

  The Advantage Portfolio may invest up to 10% of its net assets in illiquid securities. (See "Appendix--Illiquid Securities"). Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities which may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper, may be determined to be liquid under guidelines adopted by the Board of Trustees of the Trust.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

  The Advantage Portfolio may invest without limitation in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount and other non-cash income) on such securities accruing that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, the Advantage Portfolio may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

  The Advantage Portfolio may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Portfolio would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Portfolio generally retains the right to interest and principal payments on the security. Since the Portfolio receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by SEC guidelines, the Portfolio will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

  The Advantage Portfolio may also enter into mortgage dollar rolls, in which the Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Advantage Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. When required by SEC guidelines, the Portfolio would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolio. (See "Appendix-- Dollar Roll Transactions and Reverse Repurchase Agreements.")

  The mortgage dollar rolls and reverse repurchase agreements entered into by the Advantage Portfolio may be used as arbitrage transactions in which the Portfolio will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Portfolio will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. Such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement.

PORTFOLIO TURNOVER

  The annual portfolio turnover rate indicates changes in the Portfolio's investments and may also be affected by sales of portfolio securities necessary to meet cash requirements for redemption of shares. The turnover rate may vary from year to year, as well as within a year. High turnover in any year will result in the payment by the Portfolio of above average amounts of transaction costs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The portfolio turnover rates of the Advantage Portfolio for the periods ended December 31, 1997 and 1996 are 116% and 85%, respectively. (See also "Portfolio Turnover" in the SAI.)

 MONEY MARKET PORTFOLIO

  The investment objective of the Money Market Portfolio is to obtain the maximum current income, consistent with the preservation of capital and the maintenance of liquidity. It will seek to achieve this objective by investing exclusively in the following U.S. dollar-denominated money market instruments having remaining maturities of 397 days or less (as determined by regulations of the Securities and Exchange Commission (the "Commission") which meet the Portfolio's quality requirements set forth below:

  (1) securities issued or guaranteed as to principal and interest by the United States Government or by agencies or instrumentalities thereof ("U.S. Government Securities");

  (2) obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks), by United States savings and loan associations or savings banks with total assets of at least $1 billion and by the 100 largest foreign commercial banks in terms of total assets;

  (3) high quality commercial paper and other high quality short-term obligations, including variable amount master demand notes and mortgage-backed and receivable-backed bonds, notes or pass-through certificates, of United States entities or of foreign corporations and foreign commercial banks issued in the United States;

  (4) obligations of the International Bank for Reconstruction and Development, other supranational organizations and foreign governments and their agencies and instrumentalities; and

  (5) repurchase agreements pertaining thereto.

INVESTMENT POLICIES AND RISKS--MONEY MARKET PORTFOLIO

  The Portfolio will purchase only U.S. dollar-denominated money market instruments which are "Eligible Securities" (as defined by the Commission) and which present minimal credit risks as determined by the Portfolio's Adviser pursuant to guidelines approved and reviewed by the Trust's Board of Trustees (the "Trustees"). Eligible Securities consist of (i) securities that either
(a) have short-term debt ratings at the time of purchase within the two highest rating categories assigned by at least two unaffiliated NRSROs (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have a long-term but not short-term ratings) but are of comparable quality as determined by the Adviser pursuant to guidelines approved and reviewed by the Trustees. See the SAI for a description of applicable NRSRO ratings. Eligible Securities must have remaining maturities of 397 days or less as determined in accordance with the rules of the Commission.

  UNITED STATES GOVERNMENT SECURITIES. United States Treasury bills, notes and bonds, all of which are supported by the full faith and credit of the United States, constitute the principal type of U.S. Government Securities invested in by the Portfolio. The Portfolio may also invest in separately traded interest components of securities issued or guaranteed by the United States Treasury. The Portfolio also invests in instruments issued by United States Government agencies and instrumentalities which are supported by (a) the full faith and credit of the United States Treasury, (b) the limited authority of the issuer to borrow from the United States Treasury, (c) the authority of the United States Government to purchase certain obligations of the issuer, or (d) only the credit of the issuer. The United States Government is not obligated by law to provide financial support to its agencies and instrumentalities as described in clause
(b), (c) or (d) in the future, other than as set forth above.

  OBLIGATIONS OF FINANCIAL INSTITUTIONS. The Portfolio may also invest in obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations issued by foreign branches of such banks), by United States savings and loan associations or savings banks with total assets of at least $1 billion and by the 100 largest foreign commercial banks in terms of total assets. Such obligations include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

  Foreign obligations (including obligations of foreign branches of United States banks) may involve considerations different from investments in domestic obligations of domestic issuers, due to the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; the possible imposition of withholding or confiscatory taxes; expropriation; limited publicly available information; non-uniform accounting standards, and the fact that it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank. In addition, foreign banks are not subject to examination by any United States Government agency or instrumentality. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The commercial paper and other short-term obligations purchased by the Portfolio, other than those of bank holding companies, consist of direct obligations of domestic corporate issuers. The commercial paper and other short-term obligations of United States bank holding companies purchased by the Portfolio include obligations issued or guaranteed by bank holding companies with total assets of at least $1 billion. Commercial paper that is exempt from the Securities Act of 1933 ("1933 Act") by virtue of Section 4(2) of such Act may be regarded as illiquid. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed-upon formula and it is not typically rated by a rating agency. Variable amount master demand notes purchased by the Portfolio will be regarded as illiquid.

  The "other short-term obligations" referred to above in which the Portfolio may invest include participations in corporate loans. Such loans must be to corporations in whose commercial paper or other short-term obligations the Portfolio may invest as described in the preceding paragraph. Any participation purchased by the Portfolio must be issued by one of the 100 largest banks in the United States. Because the issuing bank does not guarantee the participation in any way, it is subject to the credit risks generally associated with the underlying corporate borrower. The secondary market, if any, for these loan participations is limited and any such participation purchased by the Portfolio may be regarded as illiquid.

  "Other short-term obligations" also include participation in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables. These structured financings will be supported by sufficient collateral and other credit enhancement, including letters of credit, reserve funds and guarantees by third parties, to enable such instruments to qualify as Eligible Securities. The Portfolio will only invest in asset-backed securities with remaining stated maturities of 397 days or less. Instruments backed by pools of mortgages and receivables are subject to unscheduled prepayments of principal prior to maturity. The Portfolio may be adversely affected by such prepayments to the extent that prepayments of principal must be reinvested in securities which may have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

  SECURITIES OF THE WORLD BANK, OTHER SUPRANATIONAL ORGANIZATIONS AND FOREIGN GOVERNMENTS. Obligations of the International Bank for Reconstruction and De-velopment (also known as the World Bank) and certain other supranational orga-nizations are supported by subscribed but unpaid commitments of member coun-tries. There is no assurance that these commitments will be undertaken or com-plied with in the future. The Portfolio limits its investments in United States dollar-denominated obligations of foreign governments and their agen-cies and instrumentalities to the commercial paper and other short-term notes issued or guaranteed by the governments, or agencies and instrumentalities thereof, that are members of the OECD (Organization for Economic Co-Operation and Development) and those Latin American countries whose sovereign issuances qualify as Eligible Securities.

  REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements collateralized by any of the types of securities listed above for the purpose of realizing additional income. A repurchase agreement is an agreement under which the Portfolio purchases securities and the seller (a bank or securities dealer) agrees to repurchase the securities within a particular time at a specified price. (See "Appendix--Repurchase Agreements.")

  REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements, under which the Portfolio temporarily transfers possession of a portfolio security or securities to another party, such as a bank or broker dealer in return for cash in an amount equal to a percentage of the portfolio securities' market value, and agrees to repurchase the securities at a future date. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest. The Portfolio will use reverse repurchase agreements as a temporary measure to facilitate redemptions, where liquidation of portfolio securities is considered disadvantageous or inconvenient. The Portfolio's use of reverse repurchase agreements may increase the volatility of its net asset value per share and could also reduce net income (if interest costs exceed income on the invested proceeds). The Portfolio will not enter into reverse repurchase agreements in an amount which, when combined with all other borrowings by the Portfolio, would exceed 33 1/3% of the Portfolio's total assets, provided that it will not purchase additional investments if borrowings and reverse repurchase agreements together exceed 5% of the value of its total assets. In determining whether to enter into a reverse repurchase agreement with a counterparty, the Adviser will take into account the creditworthiness of such party. At all times that a reverse repurchase agreement is outstanding, the Portfolio will maintain cash, liquid high grade debt obligations, or U.S. Government Securities, as the case may be, in a segregated account at its custodian with a value at least equal to its obligations under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Portfolio's obligation to repurchase the securities. The Portfolio's use of reverse repurchase agreements may increase the volatility of the Portfolio's net asset value per share. (See "Appendix--Reverse Repurchase Agreements.")


  MANAGEMENT POLICIES. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may also purchase or acquire "stand-by commitments," "unconditional puts" or "demand features" with respect to money market investments held in its portfolio. The Portfolio may purchase portfolio securities in when-issued or delayed delivery transactions. The Portfolio may invest up to 10% of its assets in securities which are illiquid. (See "Appendix" for a description of the investments described above.)

  In accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"), the Portfolio may not invest more than 5% of its total assets in securities issued by or subject to puts from any one issuer (except U.S. Government Securities and repurchase agreements collateralized by such securities), except that a single investment may exceed such limit if such security (i) is rated in the highest rating category by the requisite number of NRSROs or, if unrated, is determined to be of comparable quality and (ii) is held for not more than three business days. In addition, the Portfolio may not invest more than 5% of its total assets in securities of issuers not in the highest rating category as determined by the requisite number of NRSROs or, if unrated, of comparable quality, with investment in any one such issuer being limited to not more than 1% of such total assets or $1 million, whichever is greater. For a description of each NRSRO's rating categories, see the SAI.

  The Portfolio may invest in securities issued by other money market investment companies. Other investment companies in which the Portfolio may invest include those for which the Adviser, or any of its affiliates, serves as investment adviser. Any investments in other investment companies are subject to applicable limitations under the 1940 Act. (See "Appendix-- Investment Companies"). Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the Portfolio and will be subject to substantially the same risks. In determining whether to invest Portfolio assets in other investment companies, the Adviser will take into consideration, among other factors, the advisory fee payable by such other investment companies.

 MORTGAGE-BACKED SECURITIES PORTFOLIO

  The investment objective of the Mortgage-Backed Securities Portfolio is to obtain a high current return, consistent with safety of principal, primarily through investments in mortgage-backed securities. The Portfolio is classified as a diversified investment company. Mortgage-Backed Securities represent interests in, or are secured by and payable from, pools of mortgage loans, including collateralized mortgage obligations ("CMOs").

  Mortgage-Backed Securities may be U.S. Government Mortgage-Backed Securities, which are issued or guaranteed by a U.S. Government agency or instrumentality (though not necessarily backed by the full faith and credit of the United States), such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. Other Mortgage-Backed Securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private Mortgage-Backed Securities may be supported by U.S. Government Mortgage-Backed Securities or some form of non-government credit enhancement.

INVESTMENT POLICIES AND RISKS--MORTGAGE-BACKED SECURITIES PORTFOLIO

  MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The mortgages backing mortgage-related securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, 5 or 7 year balloon payment fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Portfolio's shares. See "Appendix--Mortgage-Backed Securities." These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. For example, securities backed by mortgages with thirty-year maturities are customarily treated as having average lives of less than 10 years based on expected prepayments and securities backed by mortgages with fifteen-year maturities are treated as having average lives of less than 7 years.

  While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

  The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. Government Securities with comparable maturities, in large measure due to the risks associated with prepayment, which include, but are not limited to: (i) reinvestment risk, to the extent that prepayments of principal must be reinvested in securities which may have lower yields than the prepaid mortgages and (ii) risk of capital loss resulting from prepayments of mortgages which underlie securities purchased at a premium.

  Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their value less sensitive to interest rate changes.

  CMOs are derivative mortgage-related securities that separate mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

  PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; Mortgage-Backed Bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs, including regular interests in Real Estate Mortgage Investment Conduits ("REMICs"), which are collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages.

  Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than those issued by U.S. Government agencies and instrumentalities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

  U.S. TREASURY SECURITIES. The Portfolio will also invest in U.S. Treasury securities, including Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such are backed by the full faith and credit of the United States Government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

  SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Portfolio will invest in securities issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. GNMA obligations are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States Government include obligations such as those issued by

FNMA and FHLMC, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations under the Federal Home Loan Bank, the obligations of which may only be satisfied by the individual credit of the issuing agency. FHLMC and FNMA investments may include collateralized mortgage obligations.

  ADDITIONAL INVESTMENTS. The Portfolio may invest in other fixed income securities. The Portfolio may invest in investment grade corporate debt securities, which includes securities rated medium-quality (e.g. BBB by Standard & Poor's Rating Group) or above by at least one of the NRSRO's. For a description of NRSRO rating categories, see the SAI. The Portfolio may invest up to 10% of its total assets in zero coupon U.S. Government Securities. The Portfolio may invest up to 15% of its total assets in securities which are considered to be illiquid. The Portfolio may invest in repurchase agreements collateralized by any of the types of securities described above for the purpose of realizing additional income. The Portfolio may lend its portfolio securities to banks, brokers, dealers and other financial institutions that need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio may also lend its Portfolio securities to increase its income. The Portfolio may purchase or sell U.S. Government securities (including GNMA, FNMA and FHLMC Certificates) on a when issued or delayed delivery basis. The Portfolio may purchase and write put and call options on debt securities and purchase and sell interest rate futures and related options. The Portfolio may purchase and sell financial futures contracts and options thereon for certain hedging, portfolio risk management or yield enhancement purposes. In order to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps, and mortgage swaps and the purchase or sale of interest rate caps, floors and collars.

  The Portfolio may enter into reverse repurchase agreements with banks or broker-dealers, under which the Portfolio sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers. The Portfolio will use both reverse repurchase agreements and dollar roll transactions as sources of funds on a short-term basis as a means of providing liquidity for redemptions, as well as for purposes of seeking to enhance income through leverage. This use of leverage tends to increase the volatility of the Portfolio's net asset value per share and could also reduce net income (if income costs exceed income on the invested proceeds). The Portfolio has determined not to use reverse repurchase agreements or dollar roll transactions in an amount which, when combined with all other borrowings by the Portfolio, would exceed 33 1/3% of the Portfolio's total assets; however, the Portfolio may enter into covered rolls, which do not involve the use of leverage, without regard to such limitation. (See "Appendix" for a description of each of these investments and techniques.)

  The annual portfolio turnover rate indicates change in the Portfolio's investments and may also be affected by sales of portfolio securities necessary to meet cash requirements for redemption of shares. The turnover rate may vary from year to year, as well as within a year. High turnover in any year will result in the payment by the Portfolio of above average amounts of transaction costs. The portfolio turnover rates of the Mortgage-Backed Securities Portfolio for the periods ended December 31, 1997 and 1996 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

PORTFOLIOS SEEKING CAPITAL GROWTH

 OTC PORTFOLIO

  The investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital.

INVESTMENT POLICIES AND RISKS--OTC PORTFOLIO

  The Portfolio seeks to achieve its objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. OTC securities tend to be securities of companies which are smaller or newer than those listed on the New York or American Stock Exchanges. Issuers of the securities of companies which are traded on the OTC market include, among others, industrial corporations, financial service institutions, public utilities, and transportation companies. OTC securities include both equity and debt securities (including obligations of the U.S. government). The Portfolio may also invest in securities of companies that are not traded on the OTC securities market that represent opportunities for capital appreciation. The Portfolio will seek to invest in companies that are undervalued relative to present or future earnings, cash flow or book value. While the Portfolio intends to invest primarily in equity securities, the Portfolio may also invest in fixed income securities as described below. Equity securities include: common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities.

  The Portfolio will not purchase a security, under normal circumstances, if it would result in less than 65% of its total assets being invested in OTC securities (the "65% limitation"). Securities that were principally traded on the OTC securities market when purchased but which have since been listed on the New York or American Stock Exchange or a foreign exchange will be considered to fall within the Portfolio's 65% limitation for 12 months after the date the security was listed on an exchange.

  Debt securities of issuers in which the Portfolio may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes and commercial paper. Fixed income securities in which the Portfolio may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities). Fixed income securities in which the Portfolio may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind. Such investments involve certain risks. See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.

  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks. Therefore, the Portfolio is intended for long-term investors who understand and can accept the risks entailed in seeking long-term growth of capital. The Portfolio is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Accordingly, an investment in shares of the Portfolio should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Portfolio.

  When the Sub-Adviser believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual market conditions, part or all of the Portfolio's assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and repurchase agreements.

  The Portfolio may invest 20% or more of its net assets in foreign securities (not including ADRs; however, under normal market conditions, the Portfolio expects to invest less than 35% of its net assets in foreign securities. The Portfolio may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio.

  The Portfolio is classified as a "non-diversified" investment company. As a result, the Portfolio is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. U.S. Government Securities which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity are not subject to any investment limitation. Since the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. For these reasons, an investment in shares of the Portfolio should not be considered to constitute a complete investment program.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a portfolio with a lesser turnover rate. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1997 and 1996 are 141% and 122%, respectively. (See "Portfolio Turnover" in the SAI.)

  ADDITIONAL PORTFOLIO INVESTMENTS AND TRANSACTIONS. The Portfolio may enter into repurchase agreements to earn income on available cash or as a temporary defensive measure. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may purchase securities on a "when issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time.

  The Portfolio may invest in indexed securities whose value is linked to foreign currencies, commodities, indexes, or other financial indicators. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers.

  The Portfolio also may purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and the SAI.

 RESEARCH PORTFOLIO

  The investment objective of the Research Portfolio is to provide long-term growth of capital and future income.

  The portfolio securities of the Research Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by MFS but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of MFS. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

INVESTMENT POLICIES AND RISKS--RESEARCH PORTFOLIO

  The Portfolio's policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Portfolio's debt investments, if any, may consist of "investment grade" securities (e.g., rated Baa or better by Moody's or BBB or better by S&P or Fitch), and, with respect to no more than 10% of its net assets, securities in the lower rated categories (e.g., rated Ba or lower by Moody's or BB or lower by S&P or Fitch), or securities which the Sub-Adviser believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see the SAI. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of a fund investing in primarily higher quality bonds. From time to time, the Portfolio's management will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness.

  The Portfolio may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. The Portfolio may make loans of its fixed income portfolio securities. (See "Appendix" for a further description of these investments.)

  The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may invest up to 20% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities (not including ADRs). The Portfolio may invest in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  As described above, the Portfolio may invest in fixed income (i.e., debt) securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 10% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and has delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to the Portfolio's 10% limitation on investments in illiquid investments and subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1997 and 1996 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

 VALUE + GROWTH PORTFOLIO

  The investment objective of the Value + Growth Portfolio is capital appreciation. The Portfolio invests primarily in growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering the potential for above-average returns.

INVESTMENT POLICIES AND RISKS--VALUE + GROWTH PORTFOLIO

  In selecting investments for the Portfolio, the primary emphasis of Robertson, Stephens & Company Investment Management, L.P., the Portfolio's Sub-Adviser, is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. Robertson, Stephens & Company Investment Management, L.P. may select stocks which it believes are undervalued relative to the current stock price. Undervaluation of a stock can result from a variety of factors, such as a lack of investor recognition of
(1) the value of a business franchise and continuing growth potential, (2) a new, improved or upgraded product, service or business operation, (3) a positive change in either the economic or business condition for a company,
(4) expanding or changing markets that provide a company with either new earnings direction or acceleration, or (5) a catalyst, such as an impending or potential asset sale or change in management, that could draw increased investor attention to a company. Robertson, Stephens & Company Investment Management, L.P. also may use similar factors to identify stocks which it believes to be overvalued and may engage in short sales of such securities.

  The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. See "Appendix--Small Companies" for a discussion of such risks.

  The Portfolio may invest in securities principally traded in foreign markets and may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. The Portfolio also may at times invest a substantial portion of its assets in securities of issuers in developing countries. The Portfolio may at times invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

  International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing and see "Appendix--Strategic Transactions-- Futures and Options on Futures" and "Options on Foreign Currencies" for a discussion of the risks involved in investing in foreign currencies, options and futures contracts.)

  The Portfolio may invest in debt securities from time to time if the Sub-Adviser believes that it might help achieve the Portfolio's objective. The Portfolio may invest in debt securities to the extent consistent with its investment policies, although the Sub-Adviser expects that under normal circumstances, the Portfolio would not likely invest a substantial portion of its assets in debt securities.

  The Portfolio will invest only in securities rated "investment grade" or considered by the Sub-Adviser to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's or BBB or higher by S&P. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. Descriptions of the securities ratings assigned by Moody's and S&P are contained in the SAI.

  The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds. See "Zero Coupon Securities and Pay-in-Kind Securities" in the SAI.

  The Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

  The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, a Portfolio may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return. Although the Portfolio will only engage in options and futures transactions for limited purposes, those transactions involve certain risks which are described in the Appendix and SAI.

  The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indexes for hedging purposes or to increase its investment return (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indexes). See the SAI for a further description of index futures and options including risks.

  The Value + Growth Portfolio may purchase long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Value + Growth Portfolio will not purchase these options with respect to more than 25% of the value of its net assets.

  The Portfolio may purchase and sell options in the over-the-counter markets but only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-Adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations. (See "Appendix--Over-the-Counter Options.")

  The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

  At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Portfolio's Sub-Adviser were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

  The Portfolio may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

  At times, the Portfolio's Sub-Adviser may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio's Sub-Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Portfolio's Sub-Adviser believes to be consistent with the Portfolio's best interests.

  The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by a Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transactions costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The Portfolio's turnover rate for the period ended December 31, 1997 and 1996 were 224% and 143%, respectively. (See also "Portfolio Turnover" in the SAI.)

PORTFOLIOS SEEKING TOTAL RETURN

 INTERNATIONAL FIXED INCOME PORTFOLIO

  The investment objective of the International Fixed Income Portfolio is to provide high total return. The Portfolio will seek to achieve its objective by investing at least 65% of its assets in both domestic and foreign debt securities and related foreign currency transactions. The total return will be sought through a combination of current income, capital gains and gains in currency positions.

INVESTMENT POLICIES AND RISKS--INTERNATIONAL FIXED INCOME PORTFOLIO

  Under normal market conditions, the Portfolio will invest primarily in: (i) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions (including any entity which is majority owned by such government, agency, instrumentality, or political subdivision); (ii) U.S. government securities; and (iii) debt securities issued or guaranteed by supranational organizations, considered to be "government securities."

  The Portfolio may also invest in non-government foreign and domestic debt securities, including corporate debt securities, bank obligations, mortgage-backed or asset-backed securities, and repurchase agreements.

  As an international portfolio, the Portfolio may invest in securities issued in any currency and may hold foreign currencies. Under normal conditions, the Portfolio's Sub-Adviser expects that the Portfolio generally will be invested in at least six different countries, including the U.S., although the Portfolio may at times invest all of its assets in a single country.

  It is currently anticipated that the Portfolio's assets will be invested principally within, or in the currencies of, Australia, Canada, Japan, New Zealand, the United States, Scandinavia, and Western Europe and in securities denominated in the currencies of those countries or denominated in multinational currency units, such as the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in the relative values of the underlying currencies. Securities of issuers within a given country may be denominated in the currency of another country. In addition, when the Portfolio's Sub-Adviser believes that U.S. securities offer superior opportunities for achieving the Portfolio's investment objective, or for temporary defensive purposes, the Portfolio may invest substantially all of its assets in securities of U.S. issuers or securities denominated in U.S. dollars.

  The Portfolio may also acquire securities and currency in less developed countries as well as in developing countries. International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  The Portfolio is also authorized to invest in debt securities of supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Portfolio is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

  The Portfolio may invest in debt securities of any type of issuer, including foreign and domestic corporations, the 100 largest foreign commercial banks in terms of total assets, and other business organizations, domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities.

  The Portfolio may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the Portfolio's debt investments will not exceed 10 years. Generally, the average maturity of the Portfolio's debt portfolio will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall.

  To protect against credit risk, the Portfolio invests primarily in high-grade debt securities. At least 65% of the Portfolio's investments will consist of securities rated within the three highest rating categories of S&P (AAA, AA, A) or Moody's (Aaa, Aa or A) or if unrated, will be considered by the Sub-Adviser to be of equivalent quality.

  The Portfolio may engage in certain Strategic Transactions, which include dollar roll transactions, reverse repurchase agreements, interest rate transactions, options on securities and indexes, futures and options on futures, options on foreign currencies, foreign exchange transactions and over the counter options. (See "Appendix--Strategic Transactions".)

  The Portfolio is classified as a "non-diversified" investment company. As a result, the Portfolio is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. U.S. Government securities which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity are not subject to any investment limitation. Since the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. For these reasons, an investment in shares of the Portfolio should not be considered to constitute a complete investment program.

  The Portfolio's net asset value per share fluctuates, depending on (i) current worldwide market interest rates, (ii) the value of the currencies in which the Portfolio's securities are denominated when compared to the U.S. dollar, (iii) the success of the Sub-Adviser's currency hedging techniques, and (iv) the creditworthiness of the issuers in which the Portfolio is invested. In pursuing the Portfolio's investment objective, however, the Sub-Adviser actively manages the Portfolio in an effort to minimize the effect of such factors on the Portfolio's net asset value per share. The Sub-Adviser allocates the Portfolio's investments among those markets, issuers and currencies which it believes offer the most attractive combination of high income and principal stability. In evaluating investments for the Portfolio, the Sub-Adviser analyzes relative yields and the appreciation potential of securities in particular markets; world interest rates and monetary trends; economic, political and financial market conditions in different countries; credit quality; and the relationship of individual foreign currencies to the U.S. dollar. The Sub-Adviser also relies on internally and externally generated financial, economic, and credit research to evaluate alternative investment opportunities.

  The Portfolio may adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Portfolio's investment objective. For example, the Portfolio may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Portfolio considers it advantageous to purchase or sell securities. The Sub-Adviser anticipates that the Portfolio's portfolio turnover rate generally will not exceed 300%. A higher rate of portfolio turnover may result in correspondingly higher portfolio transaction costs which would have to be borne directly by the Trust and ultimately by the shareholders. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1997 and 1996 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

 TOTAL RETURN PORTFOLIO

  The primary investment objective of the Total Return Portfolio is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio believes that there should also be a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Thus, in selecting securities for its portfolio, the Portfolio considers each of these objectives. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities.

INVESTMENT POLICIES AND RISKS--TOTAL RETURN PORTFOLIO

  The Portfolio's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities (which include: common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities) may be held by the Portfolio. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Sub-Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Portfolio's debt investments may consist of both "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P, Fitch or Duff & Phelps Credit Rating Co. ("Duff")) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff) (commonly known as "junk bonds") including up to 20% of its assets in nonconvertible fixed income securities that are in these lower rating categories and comparable unrated securities. Generally, most of the Portfolio's long-term debt investments will consist of "investment grade" securities. See the SAI for a description of these ratings. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality.

  U.S. GOVERNMENT SECURITIES. The Portfolio may also invest in U.S. government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of GNMA; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

  MORTGAGE PASS-THROUGH SECURITIES. The Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the Appendix for a further discussion of these securities.

  ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities that the Portfolio may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

  AMERICAN DEPOSITARY RECEIPTS. The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank), that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (including investments in emerging markets or countries with limited or developing capital markets) (not including ADRs). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  In order to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps, and the purchase or sale of interest rate caps, floors and collars. (See the SAI for information relating to these transactions including related risks.)

  The Portfolio may also purchase securities that are not registered under the 1933 Act ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to the Portfolio's 15% limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a portfolio with a lesser turnover rate. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1997 and 1996 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

  ADDITIONAL PORTFOLIO INVESTMENTS AND TRANSACTIONS. The Portfolio may enter into repurchase agreements to earn additional income on available cash or as a temporary defensive measure. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may purchase securities on a "when issued" or on a "delayed delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time.

  The Portfolio may invest in indexed securities whose value is linked to foreign currencies, indexes, or other financial indicators. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers. The Portfolio may invest a portion of its assets in loan participations and other direct indebtedness.

  The Portfolio also may purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and the SAI.

 GROWTH & INCOME PORTFOLIO

  The investment objective of the Growth & Income Portfolio is long-term total return. The Portfolio will pursue this objective primarily by investing in equity and debt securities, focusing on small- and mid-cap companies that offer the potential for capital appreciation, current income, or both.

  The Portfolio will normally invest the majority of its assets in common and preferred stocks, convertible securities, bonds, and notes. Although the Portfolio will focus on companies with market capitalizations of up to $3 billion, the Portfolio intends to remain flexible and may invest in securities of larger companies. The Portfolio may also engage in short sales of securities it expects to decline in price.

INVESTMENT POLICIES AND RISKS--GROWTH & INCOME PORTFOLIO

  Small- and mid-cap companies may present greater opportunities for investment return, but may also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Appendix--Small Companies."

  The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. See "Appendix--Small Companies" for a discussion of such risks.

  The Portfolio may invest in securities principally traded in foreign markets and may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. The Portfolio also may at times invest a substantial portion of its assets in securities of issuers in developing countries. The Portfolio may at times invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

  International investing in general may involve greater risks than U.S. investments. These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing and see "Appendix--Strategic Transactions-- Futures and Options on Futures" and "Options on Foreign Currencies" for a discussion of the risks involved in investing in foreign currencies, options and futures contracts.)

  The Portfolio may invest without limit in debt securities and other fixed-income securities. The Portfolio may invest in lower-quality, high yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Such investments involve certain risks. See "Appendix--Lower Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.

  The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds. See "Zero Coupon Securities and Pay-in-Kind Securities" in the SAI.

  The Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

  The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, a Portfolio may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return. Although the Portfolio will only engage in options and futures transactions for limited purposes, those transactions involve certain risks which are described in the Appendix and SAI.

  The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indexes for hedging purposes or to increase its investment return (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indexes). See the SAI for a further description of index futures and options including risks.

  The Portfolio may purchase and sell options in the over-the-counter markets but only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-Adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations (See "Appendix--Over-the-Counter Options.")

  The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

  At times the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Portfolio's Sub-Adviser were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

  The Portfolio may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

  At times, the Portfolio's Sub-Adviser may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio's Sub-Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Portfolio's Sub-Adviser believes to be consistent with the Portfolio's best interests.

  The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by a Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The Portfolio's turnover rate for the period ended December 31, 1997 and 1996 were 227% and 115%, respectively. (See also "Portfolio Turnover" in the SAI.)

                            MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

  Under an Investment Advisory Agreement dated October 1, 1994, Directed Services, Inc., 1001 Jefferson Street, Suite 400, Wilmington, DE 19801 (the "Adviser"), an affiliate of Equitable Investment Services, Inc., the original adviser to the Trust, manages the business and affairs of the Portfolios and the Trust subject to the control of the Trustees.

  Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the

Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are now provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Trust.

  The Adviser retains sub-advisers for each of the Portfolios to perform the portfolio management function.

  As full compensation for its services under the Investment Advisory Agreement, the Trust pays the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.

                                                          ADVISORY FEE
     PORTFOLIO                              (ANNUAL RATE BASED ON AVERAGE DAILY
                                                NET ASSETS OF EACH PORTFOLIO)
     --------------------------          -----------------------------------------
     Advantage                           .50% of first $100 million
                                         .35% of average net assets over and above
                                            $100 million
     Growth & Income                     .95% of first $200 million
                                         .75% of average net assets over and above
                                            $200 million
     International Fixed Income          .85% of first $200 million
                                         .75% of next $300 million
                                         .60% of next $500 million
                                         .55% of next $1 billion
                                         .40% of average net assets over and above
                                            $2 billion
     Money Market                        .375% of first $50 million
                                         .35% of average net assets over and above
                                            $50 million
     Mortgage-Backed Securities          .75% of first $200 million
                                         .65% of next $300 million
                                         .55% of next $500 million
                                         .50% of next $1 billion
                                         .40% of average net assets over and above
                                            $2 billion
     OTC                                 .80% of first $300 million
                                         .55% of average net assets over and above
                                            $300 million
     Research                            .80% of first $300 million
                                         .55% of average net assets over and above
                                            $300 million
     Total Return                        .80% of first $300 million
                                         .55% of average net assets over and above
                                            $300 million
     Value + Growth                      .95% of first $500 million
                                         .75% of average net assets over and above
                                            $500 million

EXPENSES OF THE TRUST

  The organizational expenses of the Trust are being amortized on a straight-line basis over a period of five years (beginning with the commencement of operations). If any of the initial shares (purchased by Equitable Life Insurance Company of Iowa through its contribution of the initial "seed money" to the Trust totaling $10,000 per Portfolio) are redeemed during the amortization period by the holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

SUB-ADVISERS

  In accordance with a Portfolio's investment objective and policies and under the supervision of Adviser and the Trust's Board of Trustees, a Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Trust. The following organizations act as Sub-Advisers to the Portfolios:

  MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Sub-Adviser for the OTC Portfolio, the Research Portfolio and the Total Return Portfolio of the Trust.

  MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $70.2 billion on behalf of approximately 2.7 million investor accounts as of December 31, 1997. As of such date, the MFS organization managed approximately $45.7 billion of assets in equity securities and $24.5 billion of assets in fixed income securities. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald R. Stewart. Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

  Kevin R. Parke is the portfolio manager for the Research Portfolio. Mr. Parke oversees the selection of portfolio securities made by various equity research analysts employed by MFS. Mr. Parke is a Senior Vice President-- Investments of MFS and has been employed as a portfolio manager by MFS since 1985.

  David M. Calabro heads a team of portfolio managers of MFS for the Total Return Portfolio. Mr. Calabro is a Vice President--Investments of MFS and manages the equity portion of the portfolio along with Judith N. Lamb, a Vice President--Investments of MFS, Lisa B. Nurme, a Vice President--Investments of MFS and Maura Shaughnessy, a Vice President--Investments of MFS. Geoffrey L. Kurinsky, a Senior Vice President--Investment manages the fixed income portion of the portfolio and has been employed as a portfolio manager by MFS since 1987. Mr. Calabro has been employed as a portfolio manager by MFS since 1992. Ms. Lamb has been employed as a portfolio manager by MFS since 1992. Ms. Nurme has been employed as a portfolio manager by MFS since 1987. Ms. Shaughnessy has been employed as a portfolio manager by MFS since 1991.

  John W. Ballen and Mark Regan are the portfolio managers for the OTC Portfolio. Mr. Ballen is a Senior Vice President--Investments and the Chief Equity Officer at MFS and has been employed by MFS since 1984. Mr. Regan is a Vice President--Investments at MFS and has been employed as a portfolio manager by MFS since 1989.

  Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to MFS, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the OTC, Research and Total Return Portfolios, the following annual fees:

      OTC Portfolio          .40% of first $300 million
                             .25% of average net assets over and above
                                $300 million
      Research Portfolio     .40% of first $300 million
                             .25% of average net assets over and above
                                $300 million
      Total Return Portfolio .40% of first $300 million
                             .25% of average net assets over and above
                                $300 million

  BARING INTERNATIONAL INVESTMENT LIMITED ("BIIL"), 155 Bishopsgate London, is the Sub-Adviser for the International Fixed Income Portfolio. BIIL is registered under the Investment Advisor's Act of 1940 and provides investment management services. BIIL is a wholly owned subsidiary of Baring Asset Management Holdings Limited ("BAMHL"). BAHML, a company registered in England and Wales, is the parent of the world-wide group of investment management companies that operate under the collective name Baring Asset Management ("BAM"). BAMHL is a wholly owned indirect subsidiary of ING Groep, N.V., a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries.

  BAM provides global investment management services and maintains major investment offices in Boston, London, Hong Kong and Tokyo, and together with its predecessor corporation was founded in 1762. BAM provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 1997, BAM managed approximately $36.1 billion of assets.

  The International Fixed Income Portfolio will be managed by Paul Thursby. Mr. Thursby has been an investment professional with BIIL since 1991 and has 18 years of investment experience. He is a specialist in the Japanese domestic bond market and lived in Japan for two years while working for Prudential Bache. He has recently been recognized by Micropal for his outstanding management of fixed income funds. He is a senior member of the Fixed Income and Currency Team and sits on the Fixed Income Strategy Group. His specialization is the construction of diversified portfolios on behalf of U.S., U.K. and Japanese clients.

  Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to BIIL, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the International Fixed Income Portfolio, the following annual fees:

   International Fixed Income Portfolio .45% of first $200 million
                                        .40% of next $300 million
                                        .30% of next $500 million
                                        .25% of next $1 billion
                                        .10% of average net assets over and
                                           above $2 billion

  ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. ("RSIM, L.P."), 555 California Street, San Francisco, CA 94104, is the Sub-Adviser for the Growth & Income and Value + Growth Portfolios of the Trust. RSIM, L.P., a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The general partner of RSIM, L.P. is Robertson, Stephens & Company, Inc. RSIM, L.P. is affiliated with BancAmerica Robertson, Stephens, a major investment banking firm specializing in emerging growth companies that has developed substantial investment research, underwriting, and venture capital expertise. RSIM, L.P., and its affiliates have in excess of $4.5 billion under management in public and private investment funds. BankAmerica may be deemed to be control persons of RSIM, L.P.

  Ronald E. Elijah joined RSIM, L.P. in 1992 and is the portfolio manager for the Value + Growth Portfolio. From August 1985 to January, 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company, LLC (now BancAmerica Robertson Stephens) From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds.

  John L. Wallace is the portfolio manager for the Growth & Income Portfolio. Prior to joining RSIM, L.P., Mr. Wallace was Vice President of Oppenheimer Management Corp., where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund.

  Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to Robertson, Stephens & Company Investment Management, L.P., as full compensation for services rendered under the Agreement with respect to the Growth & Income and Value + Growth Portfolios the following annual fees:

      Growth & Income Portfolio .55% of first $200 million
                                .45% of average net assets over and above
                                   $200 million
      Value + Growth Portfolio  .55% of first $500 million
                                .45% of average net assets over and above
                                   $500 million

ADVISORY SERVICES PROVIDED BY AN AFFILIATE

  The Adviser has delegated to an affiliate the day to day investment management duties for the Advantage, Money Market and the Mortgage-Backed Securities Portfolios.

  ING INVESTMENT MANAGEMENT, LLC ("IIM LLC"), 5780 Powers Ferry Road, N.W. Suite 300, Atlanta, Georgia 30327 is responsible for the day to day investment management of the Portfolios, makes investment decisions for the Portfolios and places orders on behalf of the Portfolio to effect the investment decisions made.

  IIM LLC is a limited liability corporation which was incorporated in Delaware and is engaged in the business of providing investment advice to affiliated insurance companies possessing portfolios which, as of March 31, 1997, were valued at $10 billion. IIM LLC is a wholly owned subsidiary of ING Groep, N.V. and is affiliated with DSI. IIM LLC is also the portfolio manager to Series of The GCG Trust, a registered investment company that serves as the investment vehicle to variable annuity contracts issued by Golden American Life Insurance Company and Equitable Life Insurance Company of Iowa.

  Robert F. Bowman has served as the Senior Portfolio Manager responsible for the day-to-day management of the Advantage Portfolio, Money Market Portfolio and the Mortgage-Backed Securities Portfolio since their inception. Mr. Bowman has been employed by IIM LLC as a Managing Director since January 2, 1998. Prior to that he served as the Portfolios' Sub-Adviser Manager while working for Equitable Investment Services, Inc. ("EISI"). He joined EISI as Executive Vice President in 1986, and has over 18 years of direct investment experience.

                             SALES AND REDEMPTIONS

  The separate accounts of the Life Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to the Variable Contracts issued by the Life Companies. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order, except that, in the case of the Money Market Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Trust. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value," below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate accounts of the Life Companies when they redeem Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

  The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                NET ASSET VALUE

  Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of 4:00 p.m. New York time on each day the New York Stock Exchange is open.

  The Money Market Portfolio's securities are valued at their amortized cost, which does not take into account unrealized gains or losses on securities. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. For a more complete description of amortized cost valuation, see "Determination of Net Asset Value" in the SAI.

  Because foreign securities are quoted in foreign currencies which will be translated into U.S. dollars at the New York cable transfer rates or at such other rates as the Trustees may determine in computing net asset value, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of a Portfolio investing in foreign securities even though there has not been any change in the local currency values of such securities.

                            PERFORMANCE INFORMATION

  Money Market Portfolio: From time to time, the Money Market Portfolio's annualized "yield" and "effective yield" may be presented in advertisements and sales literature. These yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the income generated by an investment in the shares of that Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the shares of the Money Market Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For more information regarding the computation of "yield" and "effective yield", see "Performance Information" in the SAI.

  Other Portfolios: Performance information for each of the other Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

  The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

  Any Portfolio performance information presented will also include performance information for the separate accounts of the Life Companies investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

  Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indexes. Advertisements may also contain the performance rankings assigned certain Portfolios or their advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

                   TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

  Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of the Life Companies which hold its shares.

  To comply with regulations under Section 817(h) of the Code, each Series of the Trust generally will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For additional information on the application of the asset diversification requirements under Code Section 817(h), and the asset diversification requirements applicable to regulated investment companies, potential investors in the Market Manager Series should see "Federal Income Tax Status" in the Market Manager Series' Prospectus.

  Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 817(h) as issued by separate issuers.

  In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. Among the areas in which Treasury has indicated informally that it is concerned that there may be too much contract owner control is where a mutual fund (or portfolio) underlying a separate account invests solely in securities issued by companies in a specific industry.

  These future rules and regulations proscribing investment control may adversely affect the ability of certain Portfolios of the Trust to operate as described in this Prospectus. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt.

  In the event that unfavorable rules, regulations or positions are adopted, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that a Portfolio will not have to change its investment objective or objectives, investment policies, or investment restrictions. While a Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules, regulations and positions from causing the Variable Contract Owners to be considered the owners of the assets underlying the Separate Accounts.

  The requirements applicable to a Portfolio's qualification as a regulated investment company and its compliance with the diversification test under Code
Section 817(h) may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts or forward contracts, investments in precious metals, and in short sales.

  For further information concerning federal income tax consequences for the holders of the Variable Contracts of the Life Companies, investors should consult the prospectus used in connection with the issuance of their Variable Contracts.

  The Money Market Portfolio will declare a dividend of its net ordinary income daily and distribute such dividend monthly. The Money Market Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio securities. Distributions will be made shortly after the first business day of each month following declaration of the dividend. Each of the other Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Companies will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                                   YEAR 2000

  Based on a study of its computer software systems and hardware, the Adviser and an affiliate, Golden American Life Insurance Company ("Golden American"), have determined their exposure to the Year 2000 change of the century date issue. Some of these systems support certain trust operations. The Adviser believes its and Golden American's systems are or will be substantially compliant by Year 2000 and has engaged external consultants to validate this assumption. The Adviser is in contact with the Trust's Sub-Advisers and third party vendors to ensure that their systems will be compliant by Year 2000. To the extent any of these Sub-Advisers and third parties would be unable to transact business in the Year 2000 and thereafter, the Trust's operations could be adversely affected.

                            ADDITIONAL INFORMATION

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated May 11, 1994 (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights. The Trust's custodian, transfer and dividend-paying agent is State Street Bank and Trust Company.

  To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Trust, the Adviser and the Sub-Advisers have adopted policies that restrict securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                                   APPENDIX

SECURITIES AND INVESTMENT PRACTICES

  In attempting to achieve its investment objective or policies each Portfolio employs a variety of instruments, strategies and techniques, which are described in greater detail below. Risks and restrictions associated with these practices are also described. Policies and limitations are considered at the time a security or instrument is purchased or a practice initiated. Generally, securities need not be sold if subsequent changes in market value result in applicable limitations not being met.

  A Portfolio might not buy all of these securities or use all of these techniques to the full extent permitted unless the Adviser or the Sub-Adviser, subject to oversight by Adviser, believes that doing so will help the Portfolio achieve its goal. As a shareholder, you will receive Portfolio reports every six months detailing the Trust's holdings and describing recent investment practices.

  The investment guidelines set forth below may be changed at any time without shareholder consent by vote of the Board of Trustees of the Trust. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Portfolio's outstanding shares is contained in the SAI.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

  Certain of the Portfolios may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing beneficial ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

ASSET-BACKED SECURITIES

  Certain of the Portfolios may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments may include motor vehicle installment purchase obligations, credit card receivables and home equity loans.

BANK OBLIGATIONS

  All of the Portfolios may invest in Bank Obligations, which include certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks or savings and loan institutions which are determined by the Adviser or the Sub-Advisers to present minimal credit risks. Certain of the Portfolios may invest in foreign-currency denominated Bank Obligations, including Euro-currency instruments and securities of U.S. and foreign banks and thrifts.

  Where a Portfolio invests at least 25% of its assets in Bank Obligations, the Portfolio's investments may be subject to greater risk than a Portfolio that does not concentrate in the banking industry. In particular, Bank Obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risks of investing in foreign securities generally and are not subject to reserve requirements and other regulations comparable to those of U.S. Banks.

BORROWING

  Each of the Portfolios may borrow money (up to 33 1/3% of its assets) for temporary or emergency purposes. In addition, the Money Market Portfolio may borrow to facilitate redemptions. The Mortgage-Backed Securities Portfolio and the International Fixed Income Portfolio may also borrow to enhance income. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

  Borrowing, including reverse repurchase agreements and, in certain circumstances, dollar rolls, creates leverage which increases a Portfolio's investment risk. If the income and gains on the securities purchased with the proceeds of borrowings exceed the cost of the arrangements, the Portfolio's earnings or net asset value will increase faster than would be the case otherwise. Conversely, if the income and gains fail to exceed the costs, earnings or net asset value will decline faster than would otherwise be the case.

BRADY BONDS

  Certain Portfolios of the Trust may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Ecuador, Mexico, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COMMON STOCK AND OTHER EQUITY SECURITIES

  Common Stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

  Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of Common Stock. In selecting equity investments for a Portfolio, the Adviser or Sub-Adviser will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

  The Portfolios' investments in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the equity securities the Portfolios hold may decline over short or even extended periods. Equity securities also are subject to risk that the value of a particular issuer's securities will decline, even during periods when equity securities traded in the stock market in general are rising.

CONVERTIBLE SECURITIES

  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in Convertible Securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

CURRENCY MANAGEMENT

  A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolio to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. Each Portfolio's Adviser or Sub-Adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

DOLLAR ROLL TRANSACTIONS

  Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which the Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the Dollar Roll Transactions may be used to purchase long-term securities which will be held during the roll period. During the roll period, the Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Portfolio may or may not take delivery of the securities the Portfolio has contracted to purchase.

  The Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government Securities or other liquid high-grade debt obligations equal in value at all times to its obligations in respect of dollar rolls, and, accordingly, the Portfolio will not treat such obligations as senior securities for purposes of the 1940 Act. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Portfolios.

EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS

  Portfolios authorized to invest in securities of foreign issuers may invest assets in equity and debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

EXCHANGE RATE-RELATED SECURITIES

  Certain of the Portfolios may invest in securities which are indexed to certain specific foreign currency exchange rates. The terms of such security would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

  Investment in Exchange Rate-Related Securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

FIXED-INCOME SECURITIES

  The market value of fixed-income obligations held by the Portfolios and, consequently, the net asset value per share of the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of the Portfolios investing in fixed income obligations will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, these Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios investing in fixed income obligations from the continuous sales of their shares will likely be invested in instruments producing lower yields than the balance of their assets, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes. In addition, obligations purchased by certain of these Portfolios that are rated in the lower categories are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. (See "Lower Rated Securities" in this Appendix.)

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

  Certain of the Portfolios may engage in foreign currency exchange transactions. Portfolios that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio can either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

  A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without a commission. When a Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Trust, on behalf of the Portfolio, will place cash which is not available for investment, liquid, high-grade debt securities or other securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's total assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Trust, on behalf of the Portfolio, will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  A Portfolio may enter into foreign currency exchange transactions for hedging purposes as well as for non-hedging purposes. Transactions are entered into for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Adviser or Sub-Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Portfolio's securities denominated in the less attractive currency. The Portfolio may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

  A Portfolio may enter into foreign currency exchange transactions for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser or Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolio may purchase or sell such currency, respectively, through a forward foreign currency exchange contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

  Forward currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen--at a future date and specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. Because there is a risk of loss to the Portfolio if the other party does not complete the transaction, the Portfolio's Adviser or Sub-Adviser will enter into foreign currency exchange contracts only with parties approved by the Trust's Board of Trustees.

  A Portfolio may maintain "short" positions in forward currency exchange transactions in which the Portfolio agrees to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese Yen that it does not own for a certain amount of U.S. dollars--at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Portfolio has contracted to receive in the exchange.

  While such actions are intended to protect the Portfolio from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated. Use of this technique may also be limited by management's need to protect the status of the Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended. The projection of currency market movements is extremely difficult, and the successful execution of currency strategies is highly uncertain.

FOREIGN INVESTMENTS

  Certain Portfolios may invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and the prices more volatile than those of securities of comparable domestic companies. With respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends.

  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolios hold various foreign currencies from time to time, the value of the net assets of the Portfolios as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolios are authorized to enter into certain foreign currency exchange transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. Extensive research of the economic, political and social factors that influence global markets is conducted by the Adviser or Sub-Advisers. Particular attention is given to country-specific analysis, reviewing the strength or weakness of a country's overall economy, the government policies influencing business conditions and the outlook for the country's currency. Certain Portfolios are authorized to engage in foreign currency options, futures, options on futures and forward currency contract transactions for hedging and/or other permissible purposes.

  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

  Certain of the Portfolios may invest, as described below, in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the World Bank);
(iii) listed in World Bank publications as developing; or (iv) determined by the Adviser or a Sub-Adviser to be an emerging market as defined above. The Portfolio may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; (iv) companies traded in any market that derive 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market; (v) companies that have 50% or more of their assets in an emerging market country; or (vi) the security is issued or guaranteed by the government of an emerging market country or any of its agencies, authorities or instrumentalities.

  The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FUTURES AND OPTIONS ON FUTURES

  When deemed appropriate by its Adviser or Sub-Adviser, certain Portfolios may enter into financial or currency futures and related options that are traded on a U.S. exchange or board of trade or, to the extent permitted by applicable law, on exchanges located outside the U.S., for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired futures options entered into for purposes other than "bona fide hedging" positioning as defined in regulations adopted by the Commodity Futures Trading Commission exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract will always be covered by cash and cash equivalents set aside plus accrued profits held at the futures commission merchant.

  A financial or currency futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument or currency (e.g., debt security or currency) at a specified price, date, time and place. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on a futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

  The purpose of entering into a futures contract by a Portfolio is to either enhance return or to protect the Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rates, currency or market conditions without necessarily buying or selling the securities. The use of futures contracts and options on futures contracts involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index, on the one hand, and price movements in the securities which are the subject of the futures contract or option on futures contract, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Portfolio has hedged against the possibility of an increase in interest rates or bond prices adversely affecting the value of securities held in its portfolio and rates or prices decrease instead, a Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates or bond prices, as the case may be. In addition, the Portfolio would pay commissions and other costs in connection with such investments, which may increase the Portfolio's expenses and reduce its return. While utilization of options, futures contracts and similar instruments may be advantageous to the Portfolio, if the Portfolio's Adviser or Sub-Adviser is not successful in employing such instruments in managing the Portfolio's investments, the Portfolio's performance will be worse than if the Portfolio did not make such investments.

  Losses incurred in futures contracts and options on futures contracts and the costs of these transactions will adversely affect a Portfolio's performance.

GOVERNMENT STRIPPED MORTGAGE-BACKED SECURITIES

  Certain Portfolios may invest in Government Stripped Mortgage-Backed Securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans. The Portfolios will invest in interest-only Government Stripped Mortgage-Backed Securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Adviser or appropriate Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Portfolios. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. See "Mortgage-Backed Securities" below. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in the Portfolio not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so. The Portfolios will acquire Government Stripped Mortgage-Backed Securities only if a liquid secondary market for the securities exists at the time of acquisition.

INTEREST RATE TRANSACTIONS

  Certain Portfolios may engage in certain Interest Rate Transactions, such as swaps, caps, floors and collars. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the Trust's custodian. If there is a default by the other party to the transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

ILLIQUID SECURITIES

  Up to 10% (15% for the International Fixed Income Portfolio, Mortgage-Backed Securities Portfolio, OTC Portfolio and Total Return Portfolio) of the net assets of a Portfolio may be invested in securities that are not readily marketable, including, where applicable: (1) Repurchase Agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon (except for the Money Market

Portfolio); (4) certain over-the-counter options, as described in the SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities the disposition of which is restricted under Federal securities laws (excluding Rule 144A Securities, described below). The Portfolios will not include for purposes of the restrictions on illiquid investments, securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended, so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. Under Rule 144A, securities which would otherwise be restricted may be sold by persons other than issuers or dealers to qualified institutional buyers.

INVESTMENT COMPANIES

  When a Portfolio's Adviser or Sub-Adviser believes that it would be beneficial for the Portfolio and appropriate under the circumstances, up to 10% of the Portfolio's assets may be invested in securities of mutual funds. As a shareholder in any such mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Portfolio's advisory and administration fees with respect to the assets so invested.

LEASE OBLIGATION BONDS

  Lease Obligation Bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on Illiquid Securities.

LENDING OF SECURITIES

  All of the Portfolios have the ability to lend portfolio securities to brokers and other financial organizations. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. These loans, if and when made, may not exceed 20% (25% with respect to the Money Market Portfolio) of a Portfolio's total assets taken at value. Loans of portfolio securities by a Portfolio will be collateralized by cash, irrevocable letters of credit or U.S. Government Securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. Each Portfolio's Adviser or Sub-Adviser will monitor on an ongoing basis the credit worthiness of the institutions to which the Portfolio lends securities.

LOWER-RATED SECURITIES

  Certain Portfolios may invest in debt securities rated in the lower NRSRO categories (e.g., BBB - by S&P or Baa3 by Moody's), or of equivalent quality as determined by the Adviser or Sub-Adviser. Securities rated BB+, Ba1 or lower are commonly referred to as high yield securities or "junk bonds."

  Securities rated below investment grade as well as unrated securities are often considered to be speculative and usually entail greater risk (including the possibility of default or bankruptcy of the issuers). Such securities generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Portfolio to value certain of these securities at certain times and these securities may be difficult to sell under certain market conditions. Prices for securities rated below investment grade may be affected by legislative and regulatory developments. (See SAI for additional information pertaining to lower-rated securities including risks.)

MORTGAGE-BACKED SECURITIES

  Certain of the Portfolios may invest in Mortgage-Backed Securities, which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of Mortgage-Backed Securities are GNMA, FHMA and FHLMC. Mortgage-Backed Securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on Mortgage-Backed Securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the U.S. government. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Collateralized Mortgage Obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

  To the extent that a Portfolio purchases mortgage-related or mortgage-backed securities at a premium, prepayments may result in some loss of the Portfolio's principal investment to the extent of the premium paid. The yield of the Portfolio may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

NEW ISSUERS

  A Portfolio may invest up to 5% (except for the OTC Portfolio which may invest without limitation) of its assets in the securities of issuers which have been in continuous operation for less than three years.

OPTIONS ON SECURITIES

  OPTION PURCHASE. Certain Portfolios may purchase put and call options on portfolio securities in which they may invest that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time and may also utilize up to 10% of its assets to purchase call options on securities in which it is authorized to invest. By buying a put, the Portfolios limit their risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Portfolio in order to acquire the underlying securities for the Portfolio at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Portfolios may also purchase call options to increase their return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  COVERED OPTION WRITING. Certain Portfolios may write put and call options on securities for hedging purposes. The Portfolios realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at anytime during the option period.

  Upon the exercise of a put option written by a Portfolio, the Portfolio may suffer a loss equal to the difference between the price at which the Portfolio is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Portfolio, the Portfolio may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Portfolio's acquisition cost of the security, less the premium received for writing the option.

  Each Portfolio will comply with regulatory requirements of the SEC and the Commodity Futures Trading Commission with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets. As a result, there is a possibility that the segregation of a large percentage of a Portfolio's assets may force the Portfolio to close out futures and options positions and/or liquidate other portfolio securities, any of which may occur at disadvantageous prices, in order for the Portfolio to meet redemption requests or other current obligations.

  The principal reason for writing covered call and put options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the rights to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of the covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolios may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

  The Portfolios may engage in closing purchase transactions to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Portfolios would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of the Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. There can be no assurance that the Portfolio will be able to effect closing purchase transactions at a time when it wishes to do so. The ability of the Portfolio to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Portfolio will generally purchase or write options only if there appears to be a liquid secondary market for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. To facilitate closing purchase transactions, however, the Portfolio will ordinarily write options only if a secondary market for the options exists on a U.S. securities exchange or in the over-the-counter market.

  Option writing for the Portfolios may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, the Portfolios may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position. The Portfolios bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Portfolio will engage in hedging transactions only when deemed advisable by its Adviser or Sub-Adviser. Successful use by the Portfolio of options will depend on its Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will adversely affect the Portfolio's performance.

OPTIONS ON FOREIGN CURRENCIES

  A Portfolio may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Generally, transactions relating to Options on Foreign Currencies occur in the over-the-counter market. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. There is no specific percentage limitation on the Portfolio's investments in Options on Foreign Currencies. See the SAI for further discussion of the use, risks and costs of Options on Foreign Currencies and Over the Counter Options.

OPTIONS ON INDEXES

  A Portfolio may, subject to applicable securities regulations, purchase and write put and call options on stock and fixed-income indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. An example of a domestic stock index is the Standard and Poor's 500 Stock Index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times--Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange). Examples of fixed-income indexes include the Lehman Government/Corporate Bond Index and the Lehman Treasury Bond Index.

  Options on Indexes are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make a delivery of this amount. The writer may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

  The effectiveness of purchasing or writing options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of a Portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use of Options on Indexes by a Portfolio will be subject to its Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

  Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although a Portfolio generally will only purchase or write such an option if the Adviser or Sub-Adviser believes the option can be closed out. Because options on securities indexes require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio will engage in stock index options transactions only when determined by its Adviser or Sub-Adviser to be consistent with its efforts to control risk. There can be no assurance that such judgement will be accurate or that the use of these portfolio strategies will be successful.

OVER-THE-COUNTER OPTIONS

  Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio will be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

  The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Except as provided below, the Portfolios intend to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which such Portfolios have in place with such primary dealers will provide that each Portfolio has the absolute right to repurchase any option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Certain Portfolios may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

  OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if the Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

REPURCHASE AGREEMENTS

  Repurchase Agreements are agreements to purchase underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. The collateral for such Repurchase Agreements will be held by the Portfolio's custodian or a duly appointed sub-custodian. The Portfolio will enter into Repurchase Agreements only with banks and broker-dealers that have been determined to be creditworthy by the Trust's Board of Trustees under criteria established in consultation with the Adviser and the Sub-Adviser. The seller under a Repurchase Agreement would be required to maintain the value of the obligations subject to the Repurchase Agreement at not less than the repurchase price. Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Portfolio may be delayed or limited in its ability to sell the collateral.

REVERSE REPURCHASE AGREEMENTS

  Reverse Repurchase Agreements are the same as repurchase agreements except that, in this instance, the Portfolios would assume the role of seller/borrower in the transaction. The Portfolios will maintain segregated accounts with the Custodian consisting of U.S. Government Securities, cash or money market instruments that at all times are in an amount equal to their obligations under Reverse Repurchase Agreements. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities sold may decline below the repurchase price of the securities sold. Each Portfolio's Adviser or Sub-Adviser, acting under the supervision of the Board of Trustees, reviews on an on-going basis the creditworthiness of the parties with which it enters into Reverse Repurchase Agreements. Under the 1940 Act, Reverse Repurchase Agreements may be considered borrowings by the seller. Whenever borrowings by a fund, including Reverse Repurchase Agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities.

SMALL COMPANIES

  Certain of the Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

  Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when the Adviser or a Sub-Adviser would otherwise have sold the security. It is possible that the Adviser or a Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.

STRATEGIC TRANSACTIONS

  Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in the Prospectus and SAI of the Trust, certain of the Portfolios may, but are not required to, utilize various investment strategies as described in this Appendix to hedge various market risks, to manage the effective maturity or duration of Fixed-Income Securities, or to seek potentially higher returns. Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolio, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

  Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although no more than 5% of the Portfolio's assets will be used as the initial margin or purchase price of options for Strategic Transactions entered into for purposes other than "bona fide hedging" positions as defined in the regulations adopted by the Commodity Futures Trading Commission. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's or Sub-Adviser's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA certificates), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC certificates).

WHEN ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

  In order to secure yields or prices deemed advantageous at the time, certain Portfolios may purchase or sell securities on a when-issued or a delayed-delivery basis. The Portfolios will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolios prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. A Portfolio will establish a segregated account with the Custodian consisting of cash, U.S. Government-securities or other high grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery commitments.

                           EQUI-SELECT SERIES TRUST
                               909 LOCUST STREET
                            DES MOINES, IOWA 50309

                               ----------------

  Equi-Select Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of nine series (the "Portfolios"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. These Portfolios are currently available to the public only through certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Equitable Life Insurance Company of Iowa and/or its affiliated life insurance companies (collectively, the "Life Companies"). This Prospectus contains information pertaining to the OTC Portfolio, Research Portfolio and Total Return Portfolio which are the only Portfolios of the Trust offered under the Variable Contracts described in the accompanying Variable Contract Prospectus.

  This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated May 1, 1998, as amended, is available without charge upon request and may be obtained by calling Equitable Life Insurance Company of Iowa at (800) 344-6864 or by writing to Equitable Life Insurance Company of Iowa, P.O. Box 9271, Des Moines, Iowa 50306-9271. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a Web site (http:\\www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Trust.

                               ----------------

PURCHASERS SHOULD BE AWARE THAT AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS
    NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE
                      NET ASSET VALUE OF $1.00 PER SHARE.

                               ----------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                         Prospectus Dated May 1, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY....................................................................   1
  The Trust................................................................   1
  Investment Adviser and Sub-Adviser.......................................   1
  The Portfolios...........................................................   1
  Investment Risks.........................................................   2
  Sales and Redemptions....................................................   2
FINANCIAL HIGHLIGHTS.......................................................   3
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.......................   7
  OTC Portfolio............................................................   7
  Research Portfolio.......................................................   9
  Total Return Portfolio...................................................  11
MANAGEMENT OF THE TRUST....................................................  13
  Investment Adviser.......................................................  13
  Expenses of the Trust....................................................  14
  Sub-Adviser..............................................................  14
SALES AND REDEMPTIONS......................................................  15
NET ASSET VALUE............................................................  16
PERFORMANCE INFORMATION....................................................  16
TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS...................................  16
YEAR 2000..................................................................  17
ADDITIONAL INFORMATION.....................................................  18
APPENDIX................................................................... A-1

                                    SUMMARY

THE TRUST

  The Trust is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated May 11, 1994. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

  Each Portfolio has distinct investment objectives and policies. (See "Investment Objectives and Policies of the Portfolios.") Additional Portfolios may be added to the Trust in the future. Only shares of the OTC, Research and Total Return Portfolios are offered herein. (The OTC, Total Return, and Research Portfolios may be referred to herein as "the Portfolios".)

INVESTMENT ADVISER AND SUB-ADVISER

  Subject to the authority of the Board of Trustees of the Trust, Directed Services, Inc. (the "Adviser") serves as the Trust's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Massachusetts Financial Services Company as Sub-Adviser to make investment decisions and place orders for the Portfolios. For additional information concerning the Adviser and the Sub-Adviser, including a description of advisory and sub-advisory fees, see "Management of the Trust."

THE PORTFOLIOS

  OTC PORTFOLIO. The primary investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. The Portfolio is intended for investors who understand and are willing to accept the risks entailed in seeking long-term growth of capital. The Portfolio may invest 20% or more of its net assets in foreign securities (not including American Depositary Receipts ("ADRs"); however, under normal market conditions, the Portfolio expects to invest less than 35% of its net assets in foreign securities. The Portfolio may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest a portion of its assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  RESEARCH PORTFOLIO. The Research Portfolio seeks to provide long-term growth of capital and future income by investing a substantial portion of its assets in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. The Portfolio may invest up to 20% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities (not including ADRs). (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest up to 10% of its net assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  TOTAL RETURN PORTFOLIO. The Total Return Portfolio primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. The Portfolio's secondary objective is to take advantage of opportunities for growth of capital and income. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities, which include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities. The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (not including ADRs). (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest a portion of its assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

INVESTMENT RISKS

  The value of a Portfolio's shares will fluctuate with the value of the underlying securities in its portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain of the Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. The Portfolios may have higher-than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs.

SALES AND REDEMPTIONS

  The Trust sells shares only to the separate accounts of the Life Companies as a funding vehicle for the Variable Contracts offered by the Life Companies. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the separate accounts of the Life Companies, and therefore, are ultimately borne by Variable Contract owners. In addition, other fees and expenses are assessed by the Life Companies at the separate account level. (See the Prospectus for the Variable Contract for a description of all fees and charges relating to the Variable Contract.)

                             FINANCIAL HIGHLIGHTS
                           EQUI-SELECT SERIES TRUST

  The following tables which have been audited by Ernst & Young LLP, independent auditors, include selected data, derived from the Financial Statements, for a share outstanding throughout the period shown for each of the OTC, Research and Total Return Portfolios at December 31, 1997. The tables should be read in conjunction with the Financial Statements and notes thereto included in the Trust's Annual Report to Contractholders which is incorporated by reference in the Statement of Additional Information. The Financial Statements of the Trust at December 31, 1997, are incorporated herein by reference in reliance upon the report of Ernst & Young LLP such report given upon the authority of such firm as experts in accounting and auditing.

  Further information about the performance of the Trust is contained in the Trust's December 31, 1997 Annual Report which may be obtained without charge by calling Equitable Life Insurance Company of Iowa at (800) 344-6864.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
                                 OTC PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                              Year Ended   Year Ended   Year Ended  Period Ended
                               12/31/97     12/31/96     12/31/95    12/31/94*
                             ------------  -----------  ----------  ------------
Net asset value, beginning
 of period.................        $13.82       $12.08      $10.36       $10.00
                             ------------  -----------  ----------   ----------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
Net investment (loss)(1)...         (0.05)       (0.03)      (0.02)          --
Net realized and unrealized
 gain on investments.......          2.76         2.52        3.07         0.36
                             ------------  -----------  ----------   ----------
Total from investment
 operations................          2.71         2.49        3.05         0.36
                             ------------  -----------  ----------   ----------
LESS DISTRIBUTIONS:
Distributions from net
 investment income.........            --           --          --           --
Net capital gains
 distributions.............         (0.71)       (0.75)      (1.33)          --
                             ------------  -----------  ----------   ----------
Total distributions........         (0.71)       (0.75)      (1.33)          --
                             ------------  -----------  ----------   ----------
Net asset value, end of
 period....................        $15.82       $13.82      $12.08       $10.36
                             ============  ===========  ==========   ==========
Total Return(2)............        19.67%       20.68%      29.23%        3.59%
                             ============  ===========  ==========   ==========
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of period..  $110,280,165  $43,321,580  $9,054,622   $1,695,685
Ratio of operating expenses
 (with reimbursement) to
 average net assets(1)(3)..         0.99%        1.35%       1.07%        0.75%
Ratio of operating expenses
 (without reimbursement) to
 average net assets(1)(3)..         0.99%        1.35%       2.52%        7.10%
Ratio of net investment
 income (loss) to average
 net assets(3).............       (0.44)%      (0.63)%     (0.22)%        0.16%
Net investment (loss)
 (without
 reimbursement)(1)(3)......        $(0.05)      $(0.03)     $(0.10)      $(0.12)
Portfolio turnover
 rate(4)...................          141%         122%        111%           6%
Average commission rate
 paid(5)...................       $0.0496      $0.0402          --           --

--------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
                              RESEARCH PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                             Year Ended   Year Ended   Year Ended   Period Ended
                              12/31/97     12/31/96     12/31/95     12/31/94*
                            ------------  -----------  -----------  ------------
Net asset value, beginning
 of period................        $15.43       $12.88        $9.59       $10.00
                            ------------  -----------  -----------   ----------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
Net investment income(1)..          0.03           --         0.03         0.09
Net realized and
 unrealized gain (loss) on
 investments..............          3.08         3.00         3.48        (0.41)
                            ------------  -----------  -----------   ----------
Total from investment
 operations...............          3.11         3.00         3.51        (0.32)
                            ------------  -----------  -----------   ----------
LESS DISTRIBUTIONS:
Distributions from net
 investment income........         (0.03)        0.00#       (0.03)       (0.09)
Net capital gains
 distributions............         (0.57)       (0.45)       (0.19)          --
                            ------------  -----------  -----------   ----------
Total distributions.......         (0.60)       (0.45)       (0.22)       (0.09)
                            ------------  -----------  -----------   ----------
Net asset value, end of
 period...................        $17.94       $15.43       $12.88        $9.59
                            ============  ===========  ===========   ==========
Total Return(2)...........        20.12%       23.37%       36.58%      (3.22)%
                            ============  ===========  ===========   ==========
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of
 period...................  $240,114,529  $75,178,842  $16,185,802   $1,626,521
Ratio of operating
 expenses (with
 reimbursement) to average
 net assets(1)(3).........         0.96%        1.31%        1.12%        0.75%
Ratio of operating
 expenses (without
 reimbursement) to average
 net assets(1)(3).........         0.96%        1.31%        2.48%        7.48%
Ratio of net investment
 income to average net
 assets(3)................         0.26%        0.05%        0.58%        4.65%
Net investment income
 (loss) (without
 reimbursement)(1)(3).....         $0.03           --       $(0.04)      $(0.04)
Portfolio turnover
 rate(4)..................           80%          68%          83%          85%
Average commission rate
 paid(5)..................       $0.0476      $0.0281           --           --

--------
(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
#   Amount is less than $0.003 per share.

                           EQUI-SELECT SERIES TRUST
                             FINANCIAL HIGHLIGHTS
                            TOTAL RETURN PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                             Year Ended   Year Ended   Year Ended   Period Ended
                              12/31/97     12/31/96     12/31/95     12/31/94*
                            ------------  -----------  -----------  ------------
Net asset value, beginning
 of period................        $13.15       $11.90       $ 9.76       $10.00
                            ------------  -----------  -----------   ----------
INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
Net investment income(1)..          0.32         0.26         0.21         0.09
Net realized and
 unrealized gain (loss) on
 investments..............          2.42         1.37         2.19        (0.24)
                            ------------  -----------  -----------   ----------
Total from investment
 operations...............          2.74         1.63         2.40        (0.15)
                            ------------  -----------  -----------   ----------
LESS DISTRIBUTIONS:
Distributions from net
 investment income........         (0.25)       (0.26)       (0.21)       (0.09)
Net capital gains
 distributions............         (0.28)       (0.12)       (0.05)          --
                            ------------  -----------  -----------   ----------
Total distributions.......         (0.53)       (0.38)       (0.26)       (0.09)
                            ------------  -----------  -----------   ----------
Net asset value, end of
 period...................        $15.36       $13.15       $11.90       $ 9.76
                            ============  ===========  ===========   ==========
Total Return(2)...........        20.89%       13.70%       24.51%      (1.47)%
                            ============  ===========  ===========   ==========
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of
 period...................  $175,896,539  $57,301,963  $15,502,907   $1,298,365
Ratio of operating
 expenses (with
 reimbursement) to average
 net assets(1)(3).........         0.97%        1.25%        1.11%        0.75%
Ratio of operating
 expenses (without
 reimbursement) to average
 net assets(1)(3).........         0.97%        1.25%        2.36%        8.31%
Ratio of net investment
 income to average net
 assets(3)................         3.31%        3.29%        3.88%        4.58%
Net investment income
 (loss) (without
 reimbursement)(1)(3).....         $0.32        $0.26        $0.14       $(0.06)
Portfolio turnover
 rate(4)..................           98%         131%          89%          45%
Average commission rate
 paid(5)..................       $0.0563      $0.0510           --           --

--------

(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI") (See Note 3 to the financial statements). Had EISI not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

             INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

  Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies as described below. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. An investment in a single Portfolio should not be considered a complete investment program. The investment objective(s) and policies of each Portfolio, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. Such changes may result in a Portfolio having an investment objective(s) which differs from that which an investor may have considered at the time of investment. There is no assurance that any Portfolio will achieve its objective(s). United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolios intend to comply with the requirements of these Regulations.

  In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

  Except as otherwise noted herein, if the securities rating of a debt security held by a Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Adviser or Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

  In implementing its investment objectives and policies, each Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the Appendix and the SAI. With respect to each Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is also contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Trust reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

 OTC PORTFOLIO

  The investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital.

INVESTMENT POLICIES AND RISKS--OTC PORTFOLIO

  The Portfolio seeks to achieve its objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. OTC securities tend to be securities of companies which are smaller or newer than those listed on the New York or American Stock Exchanges. Issuers of the securities of companies which are traded on the OTC market include, among others, industrial corporations, financial service institutions, public utilities, and transportation companies. OTC securities include both equity and debt securities (including obligations of the U.S. government). The Portfolio may also invest in securities of companies that are not traded on the OTC securities market that represent opportunities for capital appreciation. The Portfolio will seek to invest in companies that are undervalued relative to present or future earnings, cash flow or book value. While the Portfolio intends to invest primarily in equity securities, the Portfolio may also invest in fixed income securities as described below. Equity securities include:

common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities.

  The Portfolio will not purchase a security, under normal circumstances, if it would result in less than 65% of its total assets being invested in OTC securities (the "65% limitation"). Securities that were principally traded on the OTC securities market when purchased but which have since been listed on the New York or American Stock Exchange or a foreign exchange will be considered to fall within the Portfolio's 65% limitation for 12 months after the date the security was listed on an exchange.

  Debt securities of issuers in which the Portfolio may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes and commercial paper. Fixed income securities in which the Portfolio may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities). Fixed income securities in which the Portfolio may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind. Such investments involve certain risks. See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.

  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks. Therefore, the Portfolio is intended for long-term investors who understand and can accept the risks entailed in seeking long-term growth of capital. The Portfolio is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Accordingly, an investment in shares of the Portfolio should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Portfolio.

  When the Sub-Adviser believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual market conditions, part or all of the Portfolio's assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and repurchase agreements.

  The Portfolio may invest 20% or more of its net assets in foreign securities (not including ADRs; however, under normal market conditions, the Portfolio expects to invest less than 35% of its net assets in foreign securities. The Portfolio may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio.

  The Portfolio is classified as a "non-diversified" investment company. As a result, the Portfolio is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. U.S. Government Securities which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity are not subject to any investment limitation. Since the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. For these reasons, an investment in shares of the Portfolio should not be considered to constitute a complete investment program.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a portfolio with a lesser turnover rate. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1997 and 1996 are 141% and 122%, respectively. (See "Portfolio Turnover" in the SAI.)

  ADDITIONAL PORTFOLIO INVESTMENTS AND TRANSACTIONS. The Portfolio may enter into repurchase agreements to earn income on available cash or as a temporary defensive measure. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may purchase securities on a "when issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time.

  The Portfolio may invest in indexed securities whose value is linked to foreign currencies, commodities, indexes, or other financial indicators. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers.

  The Portfolio also may purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and the SAI.

 RESEARCH PORTFOLIO

  The investment objective of the Research Portfolio is to provide long-term growth of capital and future income.

  The portfolio securities of the Research Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by MFS but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of MFS. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

INVESTMENT POLICIES AND RISKS--RESEARCH PORTFOLIO

  The Portfolio's policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Portfolio's debt investments, if any, may consist of "investment grade" securities (e.g., rated Baa or better by Moody's or BBB or better by S&P or Fitch), and, with respect to no more than 10% of its net assets, securities in the lower rated categories (e.g., rated Ba or lower by Moody's or BB or lower by S&P or Fitch), or securities which the Sub-Adviser believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see the SAI. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of a fund investing in primarily higher quality bonds. From time to time, the Portfolio's management will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness.

  The Portfolio may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. The Portfolio may make loans of its fixed income portfolio securities. (See "Appendix" for a further description of these investments.)

  The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may invest up to 20% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities (not including ADRs). The Portfolio may invest in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  As described above, the Portfolio may invest in fixed income (i.e., debt) securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 10% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and has delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to the Portfolio's 10% limitation on investments in illiquid investments and subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1997 and 1996 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

 TOTAL RETURN PORTFOLIO

  The primary investment objective of the Total Return Portfolio is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio believes that there should also be a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Thus, in selecting securities for its portfolio, the Portfolio considers each of these objectives. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities.

INVESTMENT POLICIES AND RISKS--TOTAL RETURN PORTFOLIO

  The Portfolio's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities (which include: common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities) may be held by the Portfolio. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Sub-Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Portfolio's debt investments may consist of both "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P, Fitch or Duff & Phelps Credit Rating Co. ("Duff")) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff) (commonly known as "junk bonds") including up to 20% of its assets in nonconvertible fixed income securities that are in these lower rating categories and comparable unrated securities. Generally, most of the Portfolio's long-term debt investments will consist of "investment grade" securities. See the SAI for a description of these ratings. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality.

  U.S. GOVERNMENT SECURITIES. The Portfolio may also invest in U.S. government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S.

Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of GNMA; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

  MORTGAGE PASS-THROUGH SECURITIES. The Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the Appendix for a further discussion of these securities.

  ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities that the Portfolio may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

  AMERICAN DEPOSITARY RECEIPTS. The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank), that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (including investments in emerging markets or countries with limited or developing capital markets) (not including ADRs). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  In order to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps, and the purchase or sale of interest rate caps, floors and collars. (See the SAI for information relating to these transactions including related risks.)

  The Portfolio may also purchase securities that are not registered under the 1933 Act ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to the Portfolio's 15% limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a portfolio with a lesser turnover rate. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1997 and 1996 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

  ADDITIONAL PORTFOLIO INVESTMENTS AND TRANSACTIONS. The Portfolio may enter into repurchase agreements to earn additional income on available cash or as a temporary defensive measure. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may purchase securities on a "when issued" or on a "delayed delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time.

  The Portfolio may invest in indexed securities whose value is linked to foreign currencies, indexes, or other financial indicators. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers. The Portfolio may invest a portion of its assets in loan participations and other direct indebtedness.

  The Portfolio also may purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indexes, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and the SAI.

                            MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

  Under an Investment Advisory Agreement dated October 1, 1994, Directed Services, Inc., 1001 Jefferson Street, Suite 400, Wilmington, DE 19801 (the "Adviser"), an affiliate of Equitable Investment Services, Inc., the original adviser to the Trust, manages the business and affairs of the Portfolios and the Trust subject to the control of the Trustees.

  Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are now provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Trust.

  As full compensation for its services under the Investment Advisory Agreement, the Trust pays the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.

      OTC Portfolio          .80% of first $300 million
                             .55% of average net assets over and above $300
                             million
      Research Portfolio     .80% of first $300 million
                             .55% of average net assets over and above $300
                             million
      Total Return Portfolio .80% of first $300 million
                             .55% of average net assets over and above $300
                             million

EXPENSES OF THE TRUST

  The organizational expenses of the Trust are being amortized on a straight-line basis over a period of five years (beginning with the commencement of operations). If any of the initial shares (purchased by Equitable Life Insurance Company of Iowa through its contribution of the initial "seed money" to the Trust totaling $10,000 per Portfolio) are redeemed during the amortization period by the holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

SUB-ADVISER

  In accordance with a Portfolio's investment objective and policies and under the supervision of Adviser and the Trust's Board of Trustees, the Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

  MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Sub-Adviser for the OTC Portfolio, the Research Portfolio and the Total Return Portfolio of the Trust.

  MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $70.2 billion on behalf of approximately 2.7 million investor accounts as of December 31, 1997. As of such date, the MFS organization managed approximately $45.7 billion of assets in equity securities and $24.5 billion of assets in fixed income securities. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald R. Stewart. Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

  Kevin R. Parke is the portfolio manager for the Research Portfolio. Mr. Parke oversees the selection of portfolio securities made by various equity research analysts employed by MFS. Mr. Parke is a Senior Vice President-- Investments of MFS and has been employed as a portfolio manager by MFS since 1985.

  David M. Calabro heads a team of portfolio managers of MFS for the Total Return Portfolio. Mr. Calabro is a Vice President--Investments of MFS and manages the equity portion of the portfolio along with Judith N. Lamb, a Vice President--Investments of MFS, Lisa B. Nurme, a Vice President--Investments of MFS and Maura Shaughnessy, a Vice President--Investments of MFS. Geoffrey L. Kurinsky, a Senior Vice President--Investment manages the fixed income portion of the portfolio and has been employed as a portfolio manager by MFS since 1987. Mr. Calabro has been employed as a portfolio manager by MFS since 1992. Ms. Lamb has been employed as a portfolio manager by MFS since 1992. Ms. Nurme has been employed as a portfolio manager by MFS since 1987. Ms. Shaughnessy has been employed as a portfolio manager by MFS since 1991.

  John W. Ballen and Mark Regan are the portfolio managers for the OTC Portfolio. Mr. Ballen is a Senior Vice President--Investments and the Chief Equity Officer at MFS and has been employed by MFS since 1984. Mr. Regan is a Vice President--Investments at MFS and has been employed as a portfolio manager by MFS since 1989.

  Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to MFS, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the OTC, Research and Total Return Portfolios, the following annual fees:

      OTC Portfolio          .40% of first $300 million
                             .25% of average net assets over and above $300
                             million
      Research Portfolio     .40% of first $300 million
                             .25% of average net assets over and above $300
                             million
      Total Return Portfolio .40% of first $300 million
                             .25% of average net assets over and above $300
                             million

                             SALES AND REDEMPTIONS

  The separate accounts of the Life Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to the Variable Contracts issued by the Life Companies. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order, except that, in the case of the Money Market Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Trust. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value," below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate accounts of the Life Companies when they redeem Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

  The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                NET ASSET VALUE

  Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of 4:00 p.m. New York time on each day the New York Stock Exchange is open.

  Because foreign securities are quoted in foreign currencies which will be translated into U.S. dollars at the New York cable transfer rates or at such other rates as the Trustees may determine in computing net asset value, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of a Portfolio investing in foreign securities even though there has not been any change in the local currency values of such securities.

                            PERFORMANCE INFORMATION

  Performance information for each of the other Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

  The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

  Any Portfolio performance information presented will also include performance information for the separate accounts of the Life Companies investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

  Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indexes. Advertisements may also contain the performance rankings assigned certain Portfolios or their advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

                   TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

  Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of the Life Companies which hold its shares.

  To comply with regulations under Section 817(h) of the Code, each Series of the Trust generally will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For additional information on the application of the asset diversification requirements under Code Section 817(h), and the asset diversification requirements applicable to regulated investment companies, potential investors in the Market Manager Series should see "Federal Income Tax Status" in the Market Manager Series' Prospectus.

  Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 817(h) as issued by separate issuers.

  In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. Among the areas in which Treasury has indicated informally that it is concerned that there may be too much contract owner control is where a mutual fund (or portfolio) underlying a separate account invests solely in securities issued by companies in a specific industry.

  These future rules and regulations proscribing investment control may adversely affect the ability of certain Portfolios of the Trust to operate as described in this Prospectus. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt.

  In the event that unfavorable rules, regulations or positions are adopted, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that a Portfolio will not have to change its investment objective or objectives, investment policies, or investment restrictions. While a Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules, regulations and positions from causing the Variable Contract Owners to be considered the owners of the assets underlying the Separate Accounts.

  The requirements applicable to a Portfolio's qualification as a regulated investment company and its compliance with the diversification test under Code
Section 817(h) may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts or forward contracts, investments in precious metals, and in short sales.


  For further information concerning federal income tax consequences for the holders of the Variable Contracts of the Life Companies, investors should consult the prospectus used in connection with the issuance of their Variable Contracts.

  The Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Companies will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                                   YEAR 2000

  Based on a study of its computer software systems and hardware, the Adviser and an affiliate, Golden American Life Insurance Company ("Golden American"), have determined their exposure to the Year 2000 change of the century date issue. Some of these systems support certain trust operations. The Adviser believes its and Golden American's systems are or will be substantially compliant by Year 2000 and has engaged external consultants to validate this assumption. The Adviser is in contact with the Trust's Sub-Advisers and third party vendors to ensure that their systems will be compliant by Year 2000. To the extent any of these Sub-Advisers and third parties would be unable to transact business in the Year 2000 and thereafter, the Trust's operations could be adversely affected.

                            ADDITIONAL INFORMATION

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated May 11, 1994 (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights. The Trust's custodian, transfer and dividend-paying agent is State Street Bank and Trust Company.

  To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Trust, the Adviser and the Sub-Advisers have adopted policies that restrict securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                                   APPENDIX

SECURITIES AND INVESTMENT PRACTICES

  In attempting to achieve its investment objective or policies each Portfolio employs a variety of instruments, strategies and techniques, which are described in greater detail below. Risks and restrictions associated with these practices are also described. Policies and limitations are considered at the time a security or instrument is purchased or a practice initiated. Generally, securities need not be sold if subsequent changes in market value result in applicable limitations not being met.

  A Portfolio might not buy all of these securities or use all of these techniques to the full extent permitted unless the Adviser or the Sub-Adviser, subject to oversight by Adviser, believes that doing so will help the Portfolio achieve its goal. As a shareholder, you will receive Portfolio reports every six months detailing the Trust's holdings and describing recent investment practices.

  The investment guidelines set forth below may be changed at any time without shareholder consent by vote of the Board of Trustees of the Trust. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Portfolio's outstanding shares is contained in the SAI.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

  Certain of the Portfolios may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing beneficial ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

ASSET-BACKED SECURITIES

  Certain of the Portfolios may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments may include motor vehicle installment purchase obligations, credit card receivables and home equity loans.

BANK OBLIGATIONS

  All of the Portfolios may invest in Bank Obligations, which include certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks or savings and loan institutions which are determined by the Adviser or the Sub-Advisers to present minimal credit risks. Certain of the Portfolios may invest in foreign-currency denominated Bank Obligations, including Euro-currency instruments and securities of U.S. and foreign banks and thrifts.

  Where a Portfolio invests at least 25% of its assets in Bank Obligations, the Portfolio's investments may be subject to greater risk than a Portfolio that does not concentrate in the banking industry. In particular, Bank Obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risks of investing in foreign securities generally and are not subject to reserve requirements and other regulations comparable to those of U.S. Banks.

BORROWING

  Each of the Portfolios may borrow money (up to 33 1/3% of its assets) for temporary or emergency purposes. In addition, the Money Market Portfolio may borrow to facilitate redemptions. The Mortgage-Backed Securities Portfolio and the International Fixed Income Portfolio may also borrow to enhance income. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

  Borrowing, including reverse repurchase agreements and, in certain circumstances, dollar rolls, creates leverage which increases a Portfolio's investment risk. If the income and gains on the securities purchased with the proceeds of borrowings exceed the cost of the arrangements, the Portfolio's earnings or net asset value will increase faster than would be the case otherwise. Conversely, if the income and gains fail to exceed the costs, earnings or net asset value will decline faster than would otherwise be the case.

COMMON STOCK AND OTHER EQUITY SECURITIES

  Common Stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

  Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of Common Stock. In selecting equity investments for a Portfolio, the Adviser or Sub-Adviser will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

  The Portfolios' investments in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the equity securities the Portfolios hold may decline over short or even extended periods. Equity securities also are subject to risk that the value of a particular issuer's securities will decline, even during periods when equity securities traded in the stock market in general are rising.

CONVERTIBLE SECURITIES

  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in Convertible Securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

CURRENCY MANAGEMENT

  A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolio to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. Each Portfolio's Adviser or Sub-Adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

DOLLAR ROLL TRANSACTIONS

  Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which the Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the Dollar Roll Transactions may be used to purchase long-term securities which will be held during the roll period. During the roll period, the Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Portfolio may or may not take delivery of the securities the Portfolio has contracted to purchase.

  The Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government Securities or other liquid high-grade debt obligations equal in value at all times to its obligations in respect of dollar rolls, and, accordingly, the Portfolio will not treat such obligations as senior securities for purposes of the 1940 Act. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Portfolios.

EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS

  Portfolios authorized to invest in securities of foreign issuers may invest assets in equity and debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

EXCHANGE RATE-RELATED SECURITIES

  Certain of the Portfolios may invest in securities which are indexed to certain specific foreign currency exchange rates. The terms of such security would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

  Investment in Exchange Rate-Related Securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

FIXED-INCOME SECURITIES

  The market value of fixed-income obligations held by the Portfolios and, consequently, the net asset value per share of the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of the Portfolios investing in fixed income obligations will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, these Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios investing in fixed income obligations from the continuous sales of their shares will likely be invested in instruments producing lower yields than the balance of their assets, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes. In addition, obligations purchased by certain of these Portfolios that are rated in the lower categories are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. (See "Lower Rated Securities" in this Appendix.)

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

  Certain of the Portfolios may engage in foreign currency exchange transactions. Portfolios that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio can either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

  A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without a commission. When a Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Trust, on behalf of the Portfolio, will place cash which is not available for investment, liquid, high-grade debt securities or other securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's total assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Trust, on behalf of the Portfolio, will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  A Portfolio may enter into foreign currency exchange transactions for hedging purposes as well as for non-hedging purposes. Transactions are entered into for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Adviser or Sub-Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Portfolio's securities denominated in the less attractive currency. The Portfolio may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

  A Portfolio may enter into foreign currency exchange transactions for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser or Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolio may purchase or sell such currency, respectively, through a forward foreign currency exchange contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

  Forward currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen--at a future date and specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. Because there is a risk of loss to the Portfolio if the other party does not complete the transaction, the Portfolio's Adviser or Sub-Adviser will enter into foreign currency exchange contracts only with parties approved by the Trust's Board of Trustees.

  A Portfolio may maintain "short" positions in forward currency exchange transactions in which the Portfolio agrees to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese Yen that it does not own for a certain amount of U.S. dollars--at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Portfolio has contracted to receive in the exchange.

  While such actions are intended to protect the Portfolio from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated. Use of this technique may also be limited by management's need to protect the status of the Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended. The projection of currency market movements is extremely difficult, and the successful execution of currency strategies is highly uncertain.

FOREIGN INVESTMENTS

  Certain Portfolios may invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and the prices more volatile than those of securities of comparable domestic companies. With respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends.

  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolios hold various foreign currencies from time to time, the value of the net assets of the Portfolios as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolios are authorized to enter into certain foreign currency exchange transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. Extensive research of the economic, political and social factors that influence global markets is conducted by the Adviser or Sub-Advisers. Particular attention is given to country-specific analysis, reviewing the strength or weakness of a country's overall economy, the government policies influencing business conditions and the outlook for the country's currency. Certain Portfolios are authorized to engage in foreign currency options, futures, options on futures and forward currency contract transactions for hedging and/or other permissible purposes.

  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

  Certain of the Portfolios may invest, as described below, in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the World Bank);
(iii) listed in World Bank publications as developing; or (iv) determined by the Adviser or a Sub-Adviser to be an emerging market as defined above. The Portfolio may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; (iv) companies traded in any market that derive 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market; (v) companies that have 50% or more of their assets in an emerging market country; or (vi) the security is issued or guaranteed by the government of an emerging market country or any of its agencies, authorities or instrumentalities.

  The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FUTURES AND OPTIONS ON FUTURES

  When deemed appropriate by its Adviser or Sub-Adviser, certain Portfolios may enter into financial or currency futures and related options that are traded on a U.S. exchange or board of trade or, to the extent permitted by applicable law, on exchanges located outside the U.S., for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired futures options entered into for purposes other than "bona fide hedging" positioning as defined in regulations adopted by the Commodity

Futures Trading Commission exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract will always be covered by cash and cash equivalents set aside plus accrued profits held at the futures commission merchant.

  A financial or currency futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument or currency (e.g., debt security or currency) at a specified price, date, time and place. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on a futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

  The purpose of entering into a futures contract by a Portfolio is to either enhance return or to protect the Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rates, currency or market conditions without necessarily buying or selling the securities. The use of futures contracts and options on futures contracts involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index, on the one hand, and price movements in the securities which are the subject of the futures contract or option on futures contract, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Portfolio has hedged against the possibility of an increase in interest rates or bond prices adversely affecting the value of securities held in its portfolio and rates or prices decrease instead, a Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates or bond prices, as the case may be. In addition, the Portfolio would pay commissions and other costs in connection with such investments, which may increase the Portfolio's expenses and reduce its return. While utilization of options, futures contracts and similar instruments may be advantageous to the Portfolio, if the Portfolio's Adviser or Sub-Adviser is not successful in employing such instruments in managing the Portfolio's investments, the Portfolio's performance will be worse than if the Portfolio did not make such investments.

  Losses incurred in futures contracts and options on futures contracts and the costs of these transactions will adversely affect a Portfolio's performance.

GOVERNMENT STRIPPED MORTGAGE-BACKED SECURITIES

  Certain Portfolios may invest in Government Stripped Mortgage-Backed Securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans. The Portfolios will invest in interest-only Government Stripped Mortgage-Backed Securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Adviser or appropriate Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Portfolios. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. See "Mortgage-Backed Securities" below. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in the Portfolio not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so. The Portfolios will acquire Government Stripped Mortgage-Backed Securities only if a liquid secondary market for the securities exists at the time of acquisition.

INTEREST RATE TRANSACTIONS

  Certain Portfolios may engage in certain Interest Rate Transactions, such as swaps, caps, floors and collars. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the Trust's custodian. If there is a default by the other party to the transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

ILLIQUID SECURITIES

  Up to 10% (15% for the International Fixed Income Portfolio, Mortgage-Backed Securities Portfolio, OTC Portfolio and Total Return Portfolio) of the net assets of a Portfolio may be invested in securities that are not readily marketable, including, where applicable: (1) Repurchase Agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon (except for the Money Market Portfolio); (4) certain over-the-counter options, as described in the SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities the disposition of which is restricted under Federal securities laws (excluding Rule 144A Securities, described below). The Portfolios will not include for purposes of the restrictions on illiquid investments, securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended, so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. Under Rule 144A, securities which would otherwise be restricted may be sold by persons other than issuers or dealers to qualified institutional buyers.

INVESTMENT COMPANIES

  When a Portfolio's Adviser or Sub-Adviser believes that it would be beneficial for the Portfolio and appropriate under the circumstances, up to 10% of the Portfolio's assets may be invested in securities of mutual funds. As a shareholder in any such mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Portfolio's advisory and administration fees with respect to the assets so invested.

LEASE OBLIGATION BONDS

  Lease Obligation Bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on Illiquid Securities.

LENDING OF SECURITIES

  All of the Portfolios have the ability to lend portfolio securities to brokers and other financial organizations. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. These loans, if and when made, may not exceed 20% (25% with respect to the Money Market Portfolio) of a Portfolio's total assets taken at value. Loans of portfolio securities by a Portfolio will be collateralized by cash, irrevocable letters of credit or U.S. Government Securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. Each Portfolio's Adviser or Sub-Adviser will monitor on an ongoing basis the credit worthiness of the institutions to which the Portfolio lends securities.

LOWER-RATED SECURITIES

  Certain Portfolios may invest in debt securities rated in the lower NRSRO categories (e.g., BBB - by S&P or Baa3 by Moody's), or of equivalent quality as determined by the Adviser or Sub-Adviser. Securities rated BB+, Ba1 or lower are commonly referred to as high yield securities or "junk bonds."

  Securities rated below investment grade as well as unrated securities are often considered to be speculative and usually entail greater risk (including the possibility of default or bankruptcy of the issuers). Such securities generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Portfolio to value certain of these securities at certain times and these securities may be difficult to sell under certain market conditions. Prices for securities rated below investment grade may be affected by legislative and regulatory developments. (See SAI for additional information pertaining to lower-rated securities including risks.)

MORTGAGE-BACKED SECURITIES

  Certain of the Portfolios may invest in Mortgage-Backed Securities, which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of Mortgage-Backed Securities are GNMA, FHMA and FHLMC. Mortgage-Backed Securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on Mortgage-Backed Securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the U.S. government. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Collateralized Mortgage Obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

  To the extent that a Portfolio purchases mortgage-related or mortgage-backed securities at a premium, prepayments may result in some loss of the Portfolio's principal investment to the extent of the premium paid. The yield of the Portfolio may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

NEW ISSUERS

  A Portfolio may invest up to 5% (except for the OTC Portfolio which may invest without limitation) of its assets in the securities of issuers which have been in continuous operation for less than three years.

OPTIONS ON SECURITIES

  OPTION PURCHASE. Certain Portfolios may purchase put and call options on portfolio securities in which they may invest that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time and may also utilize up to 10% of its assets to purchase call options on securities in which it is authorized to invest. By buying a put, the Portfolios limit their risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Portfolio in order to acquire the underlying securities for the Portfolio at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Portfolios may also purchase call options to increase their return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  COVERED OPTION WRITING. Certain Portfolios may write put and call options on securities for hedging purposes. The Portfolios realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at anytime during the option period.

  Upon the exercise of a put option written by a Portfolio, the Portfolio may suffer a loss equal to the difference between the price at which the Portfolio is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Portfolio, the Portfolio may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Portfolio's acquisition cost of the security, less the premium received for writing the option.

  Each Portfolio will comply with regulatory requirements of the SEC and the Commodity Futures Trading Commission with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets. As a result, there is a possibility that the segregation of a large percentage of a Portfolio's assets may force the Portfolio to close out futures and options positions and/or liquidate other portfolio securities, any of which may occur at disadvantageous prices, in order for the Portfolio to meet redemption requests or other current obligations.

  The principal reason for writing covered call and put options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the rights to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of the covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolios may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

  The Portfolios may engage in closing purchase transactions to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Portfolios would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of the Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. There can be no assurance that the Portfolio will be able to effect closing purchase transactions at a time when it wishes to do so. The ability of the Portfolio to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Portfolio will generally purchase or write options only if there appears to be a liquid secondary market for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. To facilitate closing purchase transactions, however, the Portfolio will ordinarily write options only if a secondary market for the options exists on a U.S. securities exchange or in the over-the-counter market.

  Option writing for the Portfolios may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, the Portfolios may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position. The Portfolios bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Portfolio will engage in hedging transactions only when deemed advisable by its Adviser or Sub-Adviser. Successful use by the Portfolio of options will depend on its Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will adversely affect the Portfolio's performance.

OPTIONS ON FOREIGN CURRENCIES

  A Portfolio may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Generally, transactions relating to Options on Foreign Currencies occur in the over-the-counter market. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. There is no specific percentage limitation on the Portfolio's investments in Options on Foreign Currencies. See the SAI for further discussion of the use, risks and costs of Options on Foreign Currencies and Over the Counter Options.

OPTIONS ON INDEXES

  A Portfolio may, subject to applicable securities regulations, purchase and write put and call options on stock and fixed-income indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. An example of a domestic stock index is the Standard and Poor's 500 Stock Index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times--Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange). Examples of fixed-income indexes include the Lehman Government/Corporate Bond Index and the Lehman Treasury Bond Index.

  Options on Indexes are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make a delivery of this amount. The writer may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

  The effectiveness of purchasing or writing options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of a Portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use of Options on Indexes by a Portfolio will be subject to its Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

  Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although a Portfolio generally will only purchase or write such an option if the Adviser or Sub-Adviser believes the option can be closed out. Because options on securities indexes require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio will engage in stock index options transactions only when determined by its Adviser or Sub-Adviser to be consistent with its efforts to control risk. There can be no assurance that such judgement will be accurate or that the use of these portfolio strategies will be successful.

OVER-THE-COUNTER OPTIONS

  Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio will be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

  The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Except as provided below, the Portfolios intend to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which such Portfolios have in place with such primary dealers will provide that each Portfolio has the absolute right to repurchase any option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Certain Portfolios may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

  OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if the Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

REPURCHASE AGREEMENTS

  Repurchase Agreements are agreements to purchase underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. The collateral for such Repurchase Agreements will be held by the Portfolio's custodian or a duly appointed sub-custodian. The Portfolio will enter into Repurchase Agreements only with banks and broker-dealers that have been determined to be creditworthy by the Trust's Board of Trustees under criteria established in consultation with the Adviser and the Sub-Adviser. The seller under a Repurchase Agreement would be required to maintain the value of the obligations subject to the Repurchase Agreement at not less than the repurchase price. Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Portfolio may be delayed or limited in its ability to sell the collateral.

REVERSE REPURCHASE AGREEMENTS

  Reverse Repurchase Agreements are the same as repurchase agreements except that, in this instance, the Portfolios would assume the role of seller/borrower in the transaction. The Portfolios will maintain segregated accounts with the Custodian consisting of U.S. Government Securities, cash or money market instruments that at all times are in an amount equal to their obligations under Reverse Repurchase Agreements. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities sold may decline below the repurchase price of the securities sold. Each Portfolio's Adviser or Sub-Adviser, acting under the supervision of the Board of Trustees, reviews on an on-going basis the creditworthiness of the parties with which it enters into Reverse Repurchase Agreements. Under the 1940 Act, Reverse Repurchase Agreements may be considered borrowings by the seller. Whenever borrowings by a fund, including Reverse Repurchase Agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities.

SMALL COMPANIES

  Certain of the Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

  Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when the Adviser or a Sub-Adviser would otherwise have sold the security. It is possible that the Adviser or a Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.

STRATEGIC TRANSACTIONS

  Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in the Prospectus and SAI of the Trust, certain of the Portfolios may, but are not required to, utilize various investment strategies as described in this Appendix to hedge various market risks, to manage the effective maturity or duration of Fixed-Income Securities, or to seek potentially higher returns. Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolio, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

  Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although no more than 5% of the Portfolio's assets will be used as the initial margin or purchase price of options for Strategic Transactions entered into for purposes other than "bona fide hedging" positions as defined in the regulations adopted by the Commodity Futures Trading Commission. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's or Sub-Adviser's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA certificates), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC certificates).

WHEN ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

  In order to secure yields or prices deemed advantageous at the time, certain Portfolios may purchase or sell securities on a when-issued or a delayed-delivery basis. The Portfolios will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolios prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. A Portfolio will establish a segregated account with the Custodian consisting of cash, U.S. Government-securities or other high grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery commitments.

EQUI-SELECT SERIES TRUST


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1998


This Statement of Additional Information (this "Statement") contains information which may be of interest to investors but which is not included in the Prospectus of Equi-Select Series Trust (the "Trust"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Trust dated May 1, 1998. This Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling Equitable Life Insurance Company of Iowa ("Life Company") at (800) 344-6864. Certain Portfolios described in the Prospectus and in this Statement may be unavailable for investment.


                               TABLE OF CONTENTS



DEFINITIONS
INVESTMENT  OBJECTIVES  AND  POLICIES  OF  THE  TRUST
INVESTMENT  RESTRICTIONS
MANAGEMENT  OF  THE  TRUST
DETERMINATION  OF  NET  ASSET  VALUE
TAXES
DIVIDENDS  AND  DISTRIBUTIONS
PERFORMANCE  INFORMATION
SHAREHOLDER  COMMUNICATIONS
ORGANIZATION  AND  CAPITALIZATION
PORTFOLIO  TURNOVER
CUSTODIAN
LEGAL  COUNSEL
INDEPENDENT  AUDITORS
SHAREHOLDER  LIABILITY
FINANCIAL  STATEMENTS


                           EQUI-SELECT SERIES TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

DEFINITIONS

The  "Trust"                         --  Equi-Select Series Trust.

"Adviser"                            --  Directed Services, Inc.,
                                   the  Trust's  investment  adviser.

INVESTMENT  OBJECTIVES  AND  POLICIES  OF  THE  TRUST

The Trust currently offers shares of beneficial interest of nine series (the "Portfolios") with separate investment objectives and policies. The investment objectives and policies of each of the Portfolios of the Trust are described in the Prospectus. This Statement contains additional information concerning certain investment practices and investment restrictions of the Trust.

Shares of the Trust are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies ("Variable Contracts") owned by their respective contractholders. Certain Portfolios of the Trust may not be available in connection with a particular Variable Contract or in a particular state. Investors should consult the separate account prospectus of the specific insurance product that accompanies the Trust prospectus for information on any applicable restrictions or limitations with respect to the Portfolios of the Trust.

Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this Statement are not fundamental, and the Trustees may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.

Except as otherwise noted below, the following descriptions of certain investment policies and techniques are applicable to all of the Portfolios.

OPTIONS

Each Portfolio other than the Money Market Portfolio may purchase put and call options on portfolio securities in which they may invest that are traded on a U.S. or foreign securities exchange or in the over-the-counter market.

     COVERED CALL OPTIONS. Each Portfolio other than the Money Market Portfolio may write covered call options on portfolio securities to realize a greater current return through the receipt of premiums than it would realize on portfolio securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of portfolio securities.

     In return for the premium received when it writes a covered call option, the Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

     A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Trust.

     COVERED PUT OPTIONS. Each Portfolio other than the Money Market Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. Each Portfolio other than the Money Market Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

     Each Portfolio other than the Money Market Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option. A Portfolio may also purchase put and call options to enhance its current return.

     OPTIONS ON FOREIGN SECURITIES. The Trust may, on behalf of each of the Portfolios other than the Money Market Portfolio, purchase and sell options on foreign securities if in the opinion of the Adviser or Sub-Adviser of the particular Portfolio the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

     RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that a Portfolio's Adviser or Sub-Adviser will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's Sub-Adviser to forecast market and interest rate movements correctly.

     An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when a Portfolio's Adviser or Sub-Adviser believes it is inadvisable to do so.

     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Portfolio's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Adviser or Sub-Adviser may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities.

     Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

     Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

SPECIAL  EXPIRATION  PRICE  OPTIONS

Certain of the Portfolios may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Portfolios in effect may create a custom index relating to a particular industry or sector that the Adviser or Sub-Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option is applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Portfolios' profits if the special expiration price options are exercised. A Portfolio will not purchase special expiration price options with respect to more than 25% of the value of its net assets.

LEAPS  AND  BOUNDS

The Value + Growth Portfolio may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Right Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount. BOUNDs provide a holder the opportunity to retain dividends on the underlying security while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Value + Growth Portfolio will not purchase these options with respect to more than 25% of the value of its net assets.

LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities. A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire worthless.

BOUNDs are long-term options which are expected to have the same economic characteristics as covered call options, with the added benefits that BOUNDs can be traded in a single transaction and are not subject to early exercise. Covered call writing is a strategy by which an investor sells a call option while simultaneously owning the number of shares of the stock underlying the call. BOUND holders are able to participate in a stock's price appreciation up to but not exceeding a specified strike price while receiving payments equivalent to any cash dividends declared on the underlying stock. At expiration, a BOUND holder will receive a specified number of shares of the underlying stock for each BOUND held if, on the last day of trading, the underlying stock closes at or below the strike price. However, if at expiration the underlying stock closes above the strike price, the BOUND holder will receive a payment equal to a multiple of the BOUND's strike price for each BOUND held. The terms of a BOUND are not adjusted because of cash distributions to the shareholders of the underlying security. BOUNDs are subject to the position limits for equity options imposed by the exchanges on which they are traded.

The settlement mechanism for BOUNDs operates in conjunction with that of the corresponding LEAPs. For example, if at expiration the underlying stock closes at or below the strike price, the LEAP will expire worthless, and the holder of a corresponding BOUND will receive a specified number of shares of stock from the writer of the BOUND. If, on the other hand, the LEAP is "in the money" at expiration, the holder of the LEAP is entitled to receive a specified number of shares of the underlying stock from the LEAP writer upon payment of the strike price, and the holder of a BOUND on such stock is entitled to the cash equivalent of a multiple of the strike price from the writer of the BOUND. An investor holding both a LEAP and a corresponding BOUND, where the underlying stock closes above the strike price at expiration, would be entitled to receive a multiple of the strike price from the writer of the BOUND and, upon exercise of the LEAP, would be obligated to pay the same amount to receive shares of the underlying stock. LEAPs are American-style options (exercisable at any time prior to expiration) whereas BOUNDs are European-style options (exercisable only on the expiration date).

FUTURES  CONTRACTS

The Trust may, on behalf of each Portfolio that may invest in debt securities, other than the Money Market Portfolio, buy and sell futures contracts on debt securities of the type in which the Portfolio may invest and on indexes of debt securities. In addition, the Trust may, on behalf of each Portfolio that may invest in equity securities, purchase and sell stock index futures for hedging and non-hedging purposes. The Trust may also, for hedging and non-hedging purposes, purchase and write options on futures contracts of the type which such Portfolios are authorized to buy and sell and may engage in related closing transactions. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC").

     FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- the Trust will legally obligate itself on behalf of the Portfolios to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Trust's assets, reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees or such persons.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Trust on behalf of a Portfolio will usually be liquidated in this manner, the Trust may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Trust's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

     Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

     On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Trust expects to purchase for the Portfolio particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

     Successful use by the Trust of futures contracts on debt securities is subject to the ability of a Portfolio's Adviser or Sub-Adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements, and thus the Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     The Trust may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Trust will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Trust because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Trust when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

     INDEX FUTURES CONTRACTS AND OPTIONS. The Trust may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Trust presently expects to invest are not now available, although the Trust expects such futures contracts to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

     The Trust does not presently expect to invest in debt index futures contracts. Stock index futures contracts are currently traded with respect to the S&P 100 Index on the Chicago Mercantile Exchange, and with respect to other broad stock market indexes, such as the New York Stock Exchange Composite Stock Index, which is traded on the New York Futures Exchange, and the Value Line Composite Stock Index, which is traded on the Kansas City Board of Trade, as well as with respect to narrower "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A Portfolio may purchase or sell futures contracts with respect to any stock indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     In order to hedge a Portfolio's investments successfully using futures contracts and related options, the Trust must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

     Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

     A Portfolio may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Portfolio may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Trust because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     MARGIN PAYMENTS. When a Portfolio purchases or sells a futures contract, it is required to deposit with the Custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Trust upon termination of the contract, assuming the Trust satisfies its contractual obligations.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying debt security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

     When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL  RISKS  OF  TRANSACTIONS  IN  FUTURES  CONTRACTS  AND  RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event that no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Trust's securities which are the subject of the hedge. A Portfolio's Adviser or Sub-Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Trust's portfolio securities sought to be hedged.

     Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to a Portfolio's Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time period.

     OTHER RISKS. Portfolios will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

INDEXED  SECURITIES

Certain of the Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

FORWARD  COMMITMENTS

The Trust may, on behalf of each Portfolio, enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if a Portfolio's Adviser or Sub-Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE  AGREEMENTS

On behalf of each Portfolio, the Trust may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. The Adviser and Sub-Advisers will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

LEVERAGE

Leveraging a Portfolio creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Portfolio's shares and in the yield on a Portfolio's portfolio. Although the principal of such borrowings will be fixed, a Portfolio's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Portfolio, which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest these Portfolios will have to pay, each Portfolio's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

REVERSE  REPURCHASE  AGREEMENTS

The Trust may, on behalf of each of the Portfolios, enter into reverse repurchase agreements, which involve the sale by the Portfolio of securities held by it with an agreement to repurchase the securities at an agreed upon price, date, and interest payment. The Portfolios will use the proceeds of the reverse repurchase agreements to purchase securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will use reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements into which the Portfolios will enter require that the market value of the underlying security and other collateral equal or exceed the repurchase price (including interest accrued on the security), and require the Portfolios to provide additional collateral if the market value of such security falls below the repurchase price at any time during the term of the reverse repurchase agreement. At all times that a reverse repurchase agreement is outstanding, the Portfolio will maintain cash, liquid high grade debt obligations, or U.S. Government securities, as the case may be, in a segregated account at its custodian with a value at least equal to its obligations under the agreement.

In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Portfolio's counterparty, the Portfolio would be unable to recover the security which is the subject of the agreement, the amount of cash or other property transferred by the counterparty to the Portfolio under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or the Portfolio may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

WHEN-ISSUED  SECURITIES

The Trust may, on behalf of each Portfolio, from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While the Trust may sell its right to acquire when-issued securities prior to the settlement date, the Trust intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Portfolio will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS  OF  PORTFOLIO  SECURITIES

The Trust may lend the portfolio securities of any Portfolio, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or irrevocable letters of credit adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Trust may at any time call the loan and regain the securities loaned; (3) the Trust will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Portfolio loaned will not at any time exceed 20% (25% with respect to the Money Market Portfolio) of the total assets of the Portfolio taken at value. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Portfolio enters into a loan, a Portfolio's Adviser or Sub-Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Trust retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Trust if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Trust will not lend portfolio securities to borrowers affiliated with the Trust.

EUROPEAN  AND  AMERICAN  DEPOSITARY  RECEIPTS

Each of the Portfolios, other than the Money Market Portfolio, may invest in foreign securities by purchasing American Depositary Receipts ("ADRs") and also may purchase securities of foreign issuers in foreign markets and purchase European Depositary Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing similar arrangements. For purposes of the Portfolio's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

FOREIGN  SECURITIES

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may also be more difficult to obtain and enforce a judgment against a foreign issuer.

In addition, to the extent that any Portfolio's foreign investments are not United States dollar-denominated, the Portfolio may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

In determining whether to invest in securities of foreign issuers, the Adviser or Sub-Adviser of a Portfolio will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.

FOREIGN  CURRENCY  TRANSACTIONS

The Trust may engage in currency exchange transactions, on behalf of its Portfolios which may invest in foreign securities, to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Trust may engage in both "transaction hedging" and "position hedging".

When it engages in transaction hedging, the Trust enters into foreign currency transactions with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. The Trust will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Trust will attempt to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Trust may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. The Trust may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Trust may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Trust the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Trust the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Trust the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Trust the right to purchase a currency at the exercise price until the expiration of the option. The Trust will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser or Sub-Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, the Trust enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, the Trust may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Trust may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Portfolio's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Trust to purchase additional foreign currency on behalf of a Portfolio on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Trust is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Trust is obligated to deliver on behalf of the Portfolio.

To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Trust may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the Trust may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Trust intends to purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser or Sub-Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Trust at one rate, while offering a lesser rate of exchange should the Trust desire to resell that currency to the dealer.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which certain of the Portfolios may enter are interest rate, currency and index swaps and other types of available swap agreements, such as caps, floors and collars. A Portfolio will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indexes. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser, the Sub-Advisers and the Portfolios believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended, and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate with its custodian an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

ZERO-COUPON  DEBT  SECURITIES  AND  PAY-IN-KIND  SECURITIES

Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other Portfolios of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirement.

A Portfolio also may purchase pay-in-kind securities. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities.

VARIABLE- OR FLOATING-RATE  SECURITIES

Certain of the Portfolios may invest in securities which offer a variable or floating rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. If not so rated, a Portfolio may invest in them only if the Portfolio's Adviser or Sub-Adviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Adviser or Sub-Adviser, on behalf of a Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Portfolio's portfolio.

LOWER  GRADE  SECURITIES

Certain of the Portfolios may invest in lower-grade income securities. Such lower-grade securities are commonly referred to as "junk bonds". Investment in such securities involves special risks, as described herein. Liquidity relates to the ability of a Portfolio to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower grade securities is considered generally to be less liquid than the market for investment grade securities. The relative illiquidity of some of a Portfolio's portfolio securities may adversely affect the ability of the Portfolio to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Adviser's or Sub-Adviser's judgment. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher grade, more liquid securities.

A Portfolio's net asset value will change with changes in the value of its portfolio securities. If a Portfolio invests in fixed income securities, the Portfolio's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to a Portfolio's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty.

A Portfolio's investments are valued pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which a Portfolio may invest, there may be relatively inactive trading in such securities and the ability of the Adviser or Sub-Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for securities held in a Portfolio's portfolio, the responsibility of the Sub-Adviser to value the Portfolio's securities becomes more difficult and the Adviser's or Sub-Adviser's judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. To the extent that a Portfolio invests in illiquid securities and securities which are restricted as to resale, the Portfolio may incur additional risks and costs.

Lower grade securities generally involve greater credit risk than higher grade securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower grade securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower grade securities to repay principal and to pay interest, to meet projected financial goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower grade securities in a Portfolio's portfolio and thus a Portfolio's net asset value. The secondary market prices of lower grade securities are less sensitive to changes in interest rates than are those for higher rated securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower grade securities.

Yields on a Portfolio's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade securities in a Portfolio's portfolio and thus in the net asset value of a Portfolio. Net asset value and market value may be volatile due to a Portfolio's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty. The Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of interest or a repayment of principal on their portfolio holdings, and the Portfolios may be unable to obtain full recovery thereof. In the event that an issuer of securities held by a Portfolio experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, such Portfolio may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Portfolio's portfolio securities relate.

The Portfolios will rely on each Adviser's or Sub-Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Adviser or Sub-Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser or Sub-Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P and Moody's in evaluating fixed-income securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser or Sub-Adviser continuously monitors the issuers of such securities held in the Portfolio's portfolio. A Portfolio may, if deemed appropriate by the Adviser or Sub-Adviser, retain a security whose rating has been downgraded below B by S&P or below B by Moody's, or whose rating has been withdrawn.

SHORT  SALES

Certain of the Portfolios may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Portfolio sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Portfolio. Until the security is replaced, a Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Trust's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with a short sale.

WARRANTS

Each of the Portfolios that may invest in equity securities may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Portfolio in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

INVESTMENT  RESTRICTIONS

FUNDAMENTAL  INVESTMENT  RESTRICTIONS

The following investment restrictions are fundamental and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio. Under the Investment Company Act of 1940 and the rules thereunder, "majority of the outstanding voting securities" of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, and
(2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, as the case may be.

ALL  PORTFOLIOS  (EXCEPT  THE  GROWTH  &  INCOME  PORTFOLIO AND VALUE + GROWTH
PORTFOLIO)

The  Trust  may  not,  on  behalf  of  a  Portfolio:

     (1) With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Portfolio's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer; provided that this restriction shall not apply to the International Fixed Income Portfolio or the OTC Portfolio;

     (2) invest more than 25% of the value of its net assets in the securities (other than U.S. Government Securities), of issuers in a single industry, except that this policy shall not limit investment by the Money Market Portfolio in obligations of U.S. banks (excluding their foreign branches);

     (3) with respect to all Portfolios except for the Money Market Portfolio, borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings), except that the Mortgage-Backed
Securities Portfolio and the International Fixed Income Portfolio may also borrow to enhance income; with respect to the Money Market Portfolio, borrow money except as a temporary measure from banks for extraordinary or emergency purposes or engage in reverse repurchase agreements except for such purposes or as a temporary measure to facilitate redemptions (i.e., not for investment leverage, but only to enable it to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient), and in either event not in excess of an amount (taking borrowings and reverse repurchase agreements together) equal to one third of the value of its net assets;

     (4) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

     (5) purchase or sell any commodity contract, except that each Portfolio (other than the Money Market Portfolio) may purchase and sell futures contracts based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.) The OTC, Research and Total Return Portfolios reserve the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The OTC, Research and Total Return Portfolios will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, futures contracts, options on futures contracts and forward contracts).

     (6) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

     (7) purchase or sell real estate, although (with respect to Portfolios other than the Money Market Portfolio) it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage; and

     (8) issue any class of securities which is senior to a Portfolio's shares of beneficial interest except as permitted under the Investment Company Act of 1940 or by order of the SEC.

VALUE  +  GROWTH  PORTFOLIO

The  Trust  may  not,  on  behalf  of  the  Portfolio:

     (1) purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by the Portfolio's investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere in the Prospectus and this Statement;

     (2) purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

     (3) make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement (the short sale restriction is nonfundamental);

     (4) with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer (the remaining 25% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable);

     (5) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

     (6) make loans of the Portfolio's assets, including loans of securities (although it may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan);

     (7) borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of 5% of the Portfolio's total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

     (8) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

     (9) invest more than 25% of the value of the Portfolio's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

     (10) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

     (11) own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer; and

     (12) purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction.

GROWTH  &  INCOME  PORTFOLIO

The  Trust  may  not,  on  behalf  of  the  Portfolio:

     (1) issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

     (2) purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose);

     (3) borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

     (4) act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     (5)  as  to  75%  of  the Portfolio's total assets, purchase any security
(other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry;

     (6) invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Sub-Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; and

     (7) make loans, except by purchase of debt obligations or other financial instruments in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.

NON-FUNDAMENTAL  INVESTMENT  RESTRICTIONS

The following investment restrictions are non-fundamental and may be changed by the Trustees of the Trust without shareholder approval. Although shareholder approval is not necessary, the Trust intends to notify its shareholders before implementing any material change in any non-fundamental investment restriction.

ALL  PORTFOLIOS  (EXCEPT  THE  GROWTH  &  INCOME  PORTFOLIO AND VALUE + GROWTH
PORTFOLIO)

The  Trust  may  not,  on  behalf  of  a  Portfolio:

     (1) invest more than 10% (except 15% with respect to the International Fixed Income Portfolio, Mortgage-Backed Securities Portfolio, OTC Portfolio and Total Return Portfolio) of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

     (2) purchase securities on margin, except (with respect to all Portfolios other than the Money Market Portfolio) such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except (with respect to all Portfolios other than the Money Market Portfolio) that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements;

     (3) make short sales of securities unless such Portfolio (other than the Money Market Portfolio) owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; and

     (4) make investments for the purpose of gaining control of a company's management.

VALUE  +  GROWTH  PORTFOLIO

The  Trust  may  not,  on  behalf  of  the  Portfolio:

     (1) except as required in connection with otherwise permissible options and futures activities, invest more than 5% of the value of the Portfolio's total assets in rights or warrants (other than those that have been acquired in units or attached to other securities), or invest more than 2% of its total assets in rights or warrants that are not listed on the New York or American Stock Exchange;

     (2) participate on a joint basis in any trading account in securities, although the Sub-Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

     (3) invest, in the aggregate, more than 10% of its net assets in illiquid securities;

     (4) purchase or write put, call, straddle or spread options except as described in the Prospectus or Statement of Additional Information;

     (5) purchase or retain in the Portfolio's portfolio any security if any officer, trustee or shareholder of the issuer is at the same time an officer, trustee or employee of the Trust or of its Sub-Adviser and such person owns beneficially more than 1/2 of 1% of the securities and all such persons owning more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer;

     (6) invest in real estate limited partnerships or invest more than 10% of the value of its total assets in real estate investment trusts;

     (7)  buy  or  sell  physical  commodities;

     (8)  invest  or  engage  in  arbitrage  transactions;

     (9) invest more than 40% of its total assets in the securities of companies operating exclusively in one foreign country;

     (10)  purchase  securities  of  other  open-end  investment  companies;

     (11) under normal market conditions, invest less than 65% of its total assets in companies listed on a nationally recognized securities exchange or traded on the National Association of Securities Dealers Automated Quotation System.

     (12) purchase the securities of any company for the purpose of exercising management or control;

     (13) purchase more than 10% of the outstanding voting securities of any one issuer; and

     (14) invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with its predecessors, of at least three years of continuous operations.

GROWTH  &  INCOME  PORTFOLIO

The  Trust  may  not,  on  behalf  of  the  Portfolio:

     (1) invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio's net assets, provided that not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

     (2) purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

     (3) purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in such securities, or (ii) more than 5% of the Portfolio's total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

     (4) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

     (5) invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

     (6)  invest  in  real  estate  limited  partnerships;

     (7) purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

     (8) purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

     (9) make investments for the purpose of exercising control or management;

     (10) invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

     (11)  acquire  more  than  10%  of  the  voting securities of any issuer;

     (12) invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933); or

     (13) purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

MANAGEMENT  OF  THE  TRUST

                            Position Held         Principal Occupation
Name, Address and Age (1)   With the Trust        During Past 5 Years
--------------------------  --------------------  -----------------------------

Paul R. Schlaack*           President, Principal  President, Chief Executive
2000 Hub Tower              Executive Officer     Officer and Director of
699 Walnut Street           and Trustee           Adviser since 1984.
Des Moines, IA 50309
Age: 50

J. Michael Earley           Trustee               President and Chief
665 Locust Street                                 Executive Officer, Bankers
Des Moines, IA 50309                              Trust Company, Des Moines,
Age: 51                                           Iowa since July, 1992;
                                                  President and Chief
                                                  Executive Officer,
                                                  Mid-America Savings Bank,
                                                  Waterloo, Iowa from April,
                                                  1987 to June, 1992.

R. Barbara Gitenstein       Trustee               Provost, Drake University
Provost Office                                    since July, 1992; Assistant
202 Old Main                                      Provost, State University
Drake University                                  of New York from August,
2507 University Avenue                            1991 to July, 1992;
Des Moines, IA 50311-4505
Age: 49

Stanley B. Seidler          Trustee               President of Excel
P.O. Box 1297                                     Marketing L.C. since 1994,
3301 McKinley Avenue                              President, Iowa Periodicals,
Des Moines, IA 50321                              Inc. covering the period
Age: 68                                           1990 to present, distributor
                                                  of books, periodicals and
                                                  videos

Paul E. Larson              Treasurer and         Executive Vice President
Age: 44                     Principal Financial   and Chief Financial Officer
                            Officer               of Equitable of Iowa
                                                  Companies, Equitable
                                                  American Insurance Company
                                                  "EquitableAmerican"
                                                  (since January, 1993),
                                                  Equitable Life Insurance
                                                  Company of Iowa
                                                  ("Equitable Life"),
                                                  Golden American Life
                                                  Insurance Company
                                                  ("Golden American"), and
                                                  USG Annuity & Life
                                                  Company ("USG")

Myles R.  Tashman           Secretary             Director, Executive Vice
Age: 55                                           President, Secretary and
                                                  General Counsel of Golden
                                                  American Life Insurance
                                                  Company, Directed Services,
                                                  Inc., and First Golden
                                                  American Life Insurance
                                                  Company of New York; formerly,
                                                  Senior Vice President and
                                                  General Counsel, United
                                                  Pacific Life Insurance Company
                                                  (1986-1993).

Eric J. Engstrom            Principal Accounting  Financial Analyst, EISI since
Age: 30                     Officer               October 1996; Senior
                                                  Accountant, Aldridge, Borden
                                                  & Co. from September 1995 to
                                                  September 1996; Assistant to
                                                  the CEO, Intravenous Nurses
                                                  Society from September 1994
                                                  to August 1995; and Ph.D.
                                                  student, University of
                                                  Chicago's Graduate School of
                                                  Business from October 1992 to
                                                  August 1994

Kimberly K. Krumviede       Vice President        Managing Director,
Age: 31                                           Treasurer/Secretary of
                                                  Adviser since
                                                  February, 1996.
                                                  Director - Administration,
                                                  Treasurer/Secretary of
                                                  Adviser from June, 1994
                                                  to January, 1996.
                                                  Principal - Research of
                                                  Adviser from April, 1994 to
                                                  June, 1994; Chief Financial
                                                  Officer, Joliet Concrete
                                                  Products, Inc., Joliet,
                                                  Illinois, from September,
                                                  1991 to March, 1994.

____________________
 *  Interested  Trustee  of  the  Trust  within  the  meaning  of the 1940 Act.

(1) Unless otherwise indicated, the business address of each listed person is 604 Locust Street, Des Moines, Iowa 50309



Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives an annual fee of $6,000 and an additional fee of $1,500 for each Trustees' meeting attended. With respect to the period ended December 31, 1997, the Trust paid Trustees' Fees aggregating $42,750. The following table shows 1997 compensation by Trustee.

                              COMPENSATION TABLE

       (1)                         (2)                (3)             (4)                (5)
                                        Pension or                         Total
                         Aggregate      Retirement         Estimated       Compensation
                         Compensation   Benefits Accrued   Annual          From Registrant
Name of Person,          From           As Part of Fund    Benefits Upon   and Fund Complex
Position                 Registrant     Expenses           Retirement      Paid to Trustees

Paul R. Schlaack,        N/A            N/A                N/A             N/A
   President and
   Trustee

J. Michael Earley,             12,750   N/A                N/A                       21,750
   Trustee

R. Barbara Gitenstein,         12,000   N/A                N/A                       21,000
   Trustee

Stanley B. Seidler,            12,000   N/A                N/A                       21,000
   Trustee

Elizabeth J. Newell             6,000   N/A                N/A                       12,000
   Trustee

SUBSTANTIAL  SHAREHOLDERS

Shares of the Portfolios are issued and redeemed in connection with investments in and payments under the Variable Contracts issued through separate accounts of Equitable Life Insurance Company of Iowa and/or its affiliated life insurance companies (collectively, the "Life Companies"). As of December 31, 1997, the separate accounts of Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company, and Equitable Life Insurance Company of Iowa were each known to the Board of Trustees and the management of the Trust to own of record the following percentages of the various Portfolios of the Trust.

                            Separate Accounts   Life Companies
                            Percentage          Percentage
Portfolio                   Ownership           Ownership
--------------------------  ------------------  ---------------

Advantage                               99.91%            0.09%

Growth & Income                         99.99%            0.01%

International Fixed Income              99.86%            0.14%

Money Market                            99.96%            0.04%

Mortgage-Backed Securities              99.90%            0.10%

OTC                                     99.98%            0.02%

Research                                99.99%            0.01%

Total Return                            99.99%            0.01%

Value + Growth                          99.98%            0.01%

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

Under the Investment Advisory Agreement between the Trust and the Adviser (the "Investment Advisory Agreement"), the Adviser, at its expense, provides the Portfolios with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Portfolio. The fees to be paid under the Investment Advisory Agreement are set forth in the Trust's prospectus.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with that Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the Investment Company Act of 1940, and subject further to such policies and instructions as the Trustees may from time to time establish.

The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust.

Under the Investment Advisory Agreement, the Trust is responsible for all its other expenses including, but not limited to, the following expenses: legal, auditing or accounting expenses, independent Trustees' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, expenses of issueor redemption of shares, expenses of registering or qualifying shares forsale, reports and notices to shareholders, and fees and disbursements ofcustodians, transfer agents, registrars, shareholde r servicing agents and dividend disbursing agents, and certain expenses with respect to membership 0fees of industry associations.

The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Trust. State Street Bank and Trust Company provides certain accounting, transfer agency, and other services to the Trust.

The Investment Advisory Agreement provides that neither the Adviser nor any director, officer or employee of Adviser will be liable for any loss suffered by the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties.

The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees, as to any Portfolio by the shareholders of that Portfolio, or by Adviser on 60 days written notice. The Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Portfolio(s), and provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Trustees or the shareholders of the Portfolio, and, in either case, by a majority of the Trustees who are not "interested persons" of the Adviser. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

The Adviser has undertaken to reimburse each Portfolio for all operating expenses, excluding management fees, that exceed .30% of the average daily net assets of the Money Market and Advantage Portfolios, .40% of the average daily net assets of the OTC, Total Return, Research, Growth & Income and Value + Growth Portfolios, .50% of the average daily net assets of the Mortgage-Backed Securities Portfolio and .75% of the average daily net assets of the International Fixed Income Portfolio. This undertaking is subject to termination at any time without notice to shareholders. Information concerning the dollar amounts of advisory fees waived and expenses reimbursed for the period ended December 31, 1997 is contained in the Prospectus.

For the years ended December 31, 1997, 1996 and 1995, respectively, the Adviser was paid advisory fees as follows: $121,158, $48,489, $5,266 Money Market Portfolio; $103,748, $79,625, $15,238 Mortgage-Backed Securities Portfolio; $98,908, $84,700, $17,316 International Fixed Income Portfolio; $614,080, $185,005, $17,068 OTC Portfolio; $1,211,826, $325,527, $25,665 Research
Portfolio; $871,199, $270,373, $24,687 Total Return Portfolio; $86,778, $47,012,
$7,371 Advantage Portfolio; $793,103, $127,300 Growth + Income Portfolio
(1996 only); $435,386, $80,234 Value + Growth Portfolio (1996 only). The Adviser was not paid any advisory fees in 1994.

For the years ended December 31, 1995 and 1994, respectively, the Adviser waived advisory fees as follows: $7,783, $255 Money Market Portfolio; $34,013, $9,148 Mortgage-Backed Securities Portfolio; $42,182, $10,469 International Fixed Income Portfolio; $26,045, $2,563 OTC Portfolio; $29,925, $2,508 Research Portfolio; $29,862, $2,084 Total Return Portfolio; $17,014, $3,740 Advantage Portfolio. No advisory fees were waived in 1997.

SUB-ADVISERS

Each of the Sub-Advisers described in the Prospectus serves as Sub-Adviser to one or more of the Portfolios of the Trust pursuant to separate written agreements. Certain of the services provided by, and the fees paid to, the Sub-Advisers are described in the Prospectus under "Management of the Trust - Sub-Advisers."

BROKERAGE  AND  RESEARCH  SERVICES

Transactions on U.S. stock exchanges, commodities markets, futures markets and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.

It is currently intended that the Adviser or Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or Sub-Advisers will use their best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, the Adviser or Sub-Advisers, having in mind the Trust's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934 (the "1934 Act")) from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser or Sub-Advisers may receive brokerage and research services and other similar services from many broker-dealers with which they place the Trust's portfolio transactions and from third parties with which such broker-dealers have arrangements. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Sub-Advisers and/or their affiliates in advising various other clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because the Adviser or Sub-Advisers and/or their affiliates may receive such services.

As permitted by Section 28(e) of the 1934 Act, an Adviser or Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides "brokerage and research services" as defined in the 1934 Act to the Adviser or Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Adviser or Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A
Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Trustees may adopt from time to time.

A Portfolio Adviser or Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where in, the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

Pursuant to the rules of the Securities and Exchange Commission, a broker-dealer that is an affiliate of the Adviser or Sub-Adviser or, if it is also a broker-dealer, the Adviser or Sub-Adviser, may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities
exchange  of  which   the  broker-dealer is  a  member  if  the transaction is
"executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or the Adviser or Sub-Adviser and if there is in effect a written contract between the Adviser or Sub-Adviser and the Trust expressly permitting the affiliated broker-dealer or Sub-Adviser to receive and retain such compensation. The Investment Advisory Agreement and Sub-Advisory Agreements provide that each Adviser or Sub-Adviser may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

Securities and Exchange Commission rules further require that commissions paid to such an affiliated broker-dealer, Adviser, or Sub-Adviser by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Trustees has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with the Adviser or Sub-Advisers or to Sub-Advisers that are broker-dealers and will review these procedures periodically.

Before the fiscal year ended December 31, 1997, the following Portfolios paid brokerage commissions in the identified amounts to C.S. First Boston and Robertson, Stephens, respectively: OTC Portfolio, $564.00, $0.00; Research Portfolio, $1,273.92, $0.00; Total Return Portfolio, $75.00, $0.00; Value
+ Growth, $6,700.00, $30,546.00; and Growth & Income, $22,185.00, $56,314.00.

     INVESTMENT DECISIONS. Investment decisions for the Trust and for the other investment advisory clients of the Adviser or Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Adviser or Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser or Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of the Adviser or Sub-Adviser in the interest of achieving the most favorable net results for the Trust.

For the years ended December 31, 1997 and 1996, respectively, the Portfolios paid brokerage commissions in the following aggregate amounts: OTC Portfolio,$151,030, $67,231; Research Portfolio, $412,202, $128,699; Total
Return  Portfolio,  $90,072, $33,930; Growth + Income  $532,477, $102,528; and
Value  +  Growth  $190,271, $33,539.

DETERMINATION  OF  NET  ASSET  VALUE

The net asset value per share of each Portfolio is determined daily as of 4:00 p.m. New York time on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined.

The valuation of the Money Market Portfolio's portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Trust seeks to maintain a constant net asset value of $1.00 per share for the Money Market Portfolio, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

The net asset value of the shares of each of the Portfolios other than the Money Market Portfolio is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities will be valued by the Trust's custodian. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

TAXES

Each Portfolio of the Trust intends to continue to qualify each year and has previously elected to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to the separate accounts of the Life Companies. As a Massachusetts business trust, a Portfolio under present law will not be subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

With respect to investment income and gains received by a Portfolio from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

A Portfolio's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations, in particular, the requirement that less than 30% of the Portfolio's gross income be derived from the sale or disposition of assets held for less than three months. A Portfolio's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio's distributions of book income to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income in order to permit the Trust to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

It is the policy of each of the Portfolios to meet the requirements of the Code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code. One of these requirements is that less than 30% of a Portfolio's gross income must be derived from gains from sale or other disposition of securities held for less than three months (with special rules applying to so-called designated hedges). Accordingly, a Portfolio will be restricted in selling securities held or considered under Code rules to have been held less than three months, and in engaging in hedging or other activities (including entering into options, futures, or short-sale transactions) which may cause the Trust's holding period in certain of its assets to be less than three months.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. This discussion does not describe in any respect the tax treatment or offsets of any insurance or other product pursuant to which investments in the Trust may be made.

DIVIDENDS  AND  DISTRIBUTIONS

      MONEY MARKET PORTFOLIO. The net investment income of the Money Market Portfolio is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. New York time) on each day on which the Exchange is open for business. All of the net investment income so determined normally will be declared as a dividend daily to shareholders of record as of the close of trading on the Exchange after the purchase and redemption of shares. A dividend declared on the business day before a weekend or holiday will not include an amount in respect of the Portfolio's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends declared during any month will be invested as of the close of business on the last calendar day of that month (or the next business day after the last calendar day of the month if the last calendar day of the month is a non-business day) in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the close of business on that day, unless payment of the dividend in cash has been requested.

     Net income of the Money Market Portfolio consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Amortized market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio securities.

     Normally the Money Market Portfolio will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps, for which the Trustees have authority, are taken: (1) reduce the number of shares in each shareholder's account, (2) offset each shareholder's pro rata portion of negative net income against the shareholder's accrued dividend account or against future dividends, or (3) combine these methods in order to seek to maintain the net asset value per share at $1.00. The Trust may endeavor to restore the Portfolio's net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

     Should the Money Market Portfolio incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

     OTHER PORTFOLIOS. Each of the Portfolios other than the Money Market Portfolio will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually. Both dividends and capital gain distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

PERFORMANCE  INFORMATION

MONEY MARKET PORTFOLIO: The Portfolio's yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

OTHER  PORTFOLIOS:

     (a) A Portfolio's yield is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the Portfolio on the last day of the base period. The result is annualized on a compounding basis to determine the Portfolio's yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period.
Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

From time to time, Adviser may reduce its compensation or assume expenses in respect of the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.

SHAREHOLDER  COMMUNICATIONS

Owners of Variable Contracts issued by the Life Companies for which shares of one or more Portfolios are the investment vehicle are entitled to receive from the Life Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Trust's independent public accountants. Each report will show the investments owned by the Portfolio and the market value thereof and will provide other information about the Portfolio and its operations.

ORGANIZATION  AND  CAPITALIZATION

The Trust is an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated May 11, 1994. Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in a fundamental investment policy for the Advantage Portfolio would be voted upon only by shareholders of the Advantage Portfolio. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Portfolio were liquidated, the shares of that Portfolio would receive the net assets of that Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

Additional Portfolios may be created from time to time with different investment objectives or for use as funding vehicles for different variable life insurance policies or variable annuity contracts. Any additional Portfolios may be managed by investment advisers or sub-advisers other than the current Adviser and Sub-Advisers. In addition, the Trustees have the right, subject to any necessary regulatory approvals, to create more than one class of shares in a Portfolio, with the classes being subject to different charges and expenses and having such other different rights as the Trustees may prescribe and to terminate any Portfolio of the Trust.

PORTFOLIO  TURNOVER

The portfolio turnover rate of a Portfolio is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Portfolio would not calculate portfolio turnover. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

CUSTODIAN

Bankers Trust Company is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.

LEGAL  COUNSEL

Sutherland, Asbill & Brennan, LLP 1275 Pennsylvania Avenue, NW, Washington, D.C. 20004-2440 serves as counsel to the Trust.

INDEPENDENT  AUDITORS

Ernst & Young LLP, 200 Claredon Street, Boston, Massachusetts, serves as independent auditors of the Trust.

SHAREHOLDER  LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

DESCRIPTION  OF  NRSRO  RATINGS

DESCRIPTION  OF  MOODY'S  CORPORATE  RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION  OF  S&P  CORPORATE  RATINGS

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB-B-CCC-CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A C rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

DESCRIPTION  OF  DUFF  &  PHELPS  CORPORATE  RATINGS

     AAA - Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

     AA - risk is modest but may vary slightly from time to time because of economic conditions.

     A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB - Investment grade. Considerable variability in risk during economic cycles.

     BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

     SUBSTANTIAL RISK - Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with favorable company developments.

DESCRIPTION  OF  FITCH  CORPORATE  RATINGS

     AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

     A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB - Bonds considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.

     B - Bonds considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety.

     CCC - Bonds which may have certain identifiable characteristics which, if not remedied, may lead to the default of either principal or interest payments.

     CC - Bonds which are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C - Bonds which are in imminent default in payment of interest or principal.

DESCRIPTION  OF  THOMSON  BANKWATCH,  INC.  CORPORATE  RATINGS

     AAA - Bonds that are rated AAA indicate that the ability to repay principal and interest on a timely basis is extremely high.

     AA - Bonds that are rated AA indicate a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

     TBW may apply plus ("+") and minus ("-") modifiers in the AAA and AA categories to indicate where within the respective category the issue is placed.

DESCRIPTION  OF  IBCA  LIMITED  AND  IBCA  INC.  CORPORATE  RATINGS

     AAA - Obligations which are rated AAA are considered to be of the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

     AA - Obligations which are rated AA are considered to be of a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

DESCRIPTION  OF  S&P  COMMERCIAL  PAPER  RATINGS

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. An A-3 designation indicates an adequate capacity for timely payment. Issues with this designation, however, are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B issues are regarded as having only speculative capacity for timely payment. C issues have a doubtful capacity for payment. D issues are in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

DESCRIPTION  OF  MOODY'S  COMMERCIAL  PAPER  RATINGS

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Issuers rated
Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall with any of the Prime rating categories.

DESCRIPTION  OF  DUFF'S  COMMERCIAL  PAPER  RATINGS

     The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

DESCRIPTION  OF  FITCH'S  COMMERCIAL  PAPER  RATINGS

     The rating F-1+ (Exceptionally Strong Credit Quality) is the highest commercial paper rating assigned by Fitch. Issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. The rating F-1 (Very Strong Credit Quality) reflects an assurance of timely payment only slightly less in degree than the strongest issues. An F-2 rating (Good Credit Quality) indicates a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1. Issues rated F-3 (Fair Credit Quality) have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

DESCRIPTION  OF  IBCA  LIMITED  AND  IBCA  INC.  COMMERCIAL  PAPER  RATINGS

     A1 - Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

     A2 - Short-term obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

DESCRIPTION  OF  THOMSON  BANKWATCH,  INC.  COMMERCIAL  PAPER  RATINGS

     TBW-1 - Issues rated TBW-1 indicate a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 - Issues rated TBW-2 indicate that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

FINANCIAL  STATEMENTS

The Trust's financial statements and notes thereto for the year ended December 31, 1997, and the report of Ernst & Young LLP, Independent Auditors, with respect thereto, appear in the Trust's Annual Report for the year ended December 31, 1997, which is incorporated by reference into this Statement of Additional Information. The Trust delivers a copy of the Annual Report to investors along with the Statement of Additional Information. In addition, the Trust will furnish, without charge, additional copies of such Annual Report to investors which may be obtained without charge by calling the Life Company at
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